Exhibit 10.14

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

AWARD/CONTRACT	1.	THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	▶	RATING	PAGE OF PAGES 1 70

2. CONTRACT (Proc. Inst. Ident.) NO. HHSO100201500018C	3. EFFECTIVE DATE See Block 20C OS160569	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

6. ISSUED BY	CODE	ASPR-BARDA	6. ADMINISTERED BY (If other than Item 5)	CODE	ASPR-BARDA01

ASPR-BARDA 200 Independence Ave., S.W. Room. 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave., SW, Room. G644 Washington DC 20201

7. NAME AND ADDRESS OF CONTRACTOR (No., Street, City, County, State and ZIP Code)		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)
VISTERRA, INC 1171920 1 KENDALL SQ ST B3301 CAMBRIDGE MA 02139562		9. DISCOUNT FOR PROMPT PAYMENT
		10. SUBMIT NOTICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	▶	ITEM
CODE 1171920	FACILITY CODE

11. SHIP TO/MAKE FOR	CODE	HHS/OS/ASPR	12. PAYMENT WILL MADE BY	CODE	PSC

HHS/OS/ASPR 200 C St SW Washington DC 20201	PSC Program Supper Center 5600 Fishers Lane Room 17-21 Rockville MD 20852
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION	14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C 253(c)( )	2015.1994045.25505

15A ITEM NO.	15B SUPPLIES/SERVICES	15C QUANTITY	15D UNIT	15E UNIT PRICE	15F AMOUNT
Continued

15G. TOTAL AMOUNT OF CONTRACT	▶	$29,149,061.00
16. TABLE OF CONTENTS

(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
	A	SOLICITATION/CONTRACT FORM			I
	B	SUPPLIES OR SERVICES AND PRICES/COSTS			PART III – LIST OF DOCUMENTS EXHIBITS AND OTHER ATTACH
	C	DESCRIPTION/SPECS./WORK STATEMENT			J	LIST OF ATTACHMENTS
	D	PACKAGING AND MARKING			PART IV – REPRESENTATIONS AND INSTRUCTIONS
	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
	F	DELIVERIES OR PERFORMANCE
	G	CONTRACT ADMINISTRATION DATA0			L	INSTRS. CONDS. AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17.  ☐  CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return        copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award constitutes the contract which consists of the following documents: (a) the Government’s solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print) DAVID ARKOWITZ, CHIEF OPERATING OFFICER & CFO, VISTERRA	20A. NAME OF CONTRACTING OFFICER LYNDA M. BROWN

19B. NAME OF CONTRACTOR VISTERRA, INC.		19C. DATE SIGNED 9 / 28 / 2015	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED /s/ 9-28-15
BY	/s/ David Arkowitz		BY	/s/ Lynda Brown
	(Signature of person authorized to sign)			(Signature of Contracting Officer)
AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is NOT usable				STANDARD FORM 26 (REV. 3/2013) Prescribed by GSA – FAR (48 CFR) 53.214(a)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500018C	PAGE OF
		2	70

NAME OF OFFEROR OR CONTRACTOR VISTERRA, INC. 1171920
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1	Tax ID Number: 32-0225657 DUNS Number: 069553049 Visterra Cost Plus Fixed Fee Contract award. Visterra Initial Proposal dated June 2, 2015, under BAA 13-100-SOL-00019. CAGE Code: 6G8T0 NAICS: 541711 Size Std: 500 Appr. Yr.: 2015 CAN: 1994045 Object Class: 25505 FOB: Destination Period of Performance: 10/01/2015 to 09/14/2020 ASPR-15-08134 — Visterra Inc — base period funds for the advance development of VIS410 Obligated Amount: $29,149,061.00				29,149,061.00

AUTHORIZED FOR LOCAL REPRO	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

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SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1.	BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

This contract is for the advanced development of VIS410. Visterra, Inc. will develop a robust data package to support a BLA for the licensure of VIS410 as a treatment for severe/hospitalized influenza and patients at high risk of complications due to influenza infection. Options are also included for the treatment of pediatrics.

1.	B.2. TYPE OF CONTRACT AND ESTIMATED COST

a.	This award is a COST REIMBURSEMENT (CR) type contract: Cost Plus Fixed Fee (CPFF) contract for Research and Development, with a 40 month Base Period. There are six (6) options that may or may not be exercised. The total period of performance (PoP) is not to exceed five (5) years. Optional Services (CLINs 0007, 0009, 0010, 0011, and 0012) and Optional Data (CLIN 0008) will have staggered PoPs.

b.	The total estimated dollar value of the base period is $29,149,061.00.
The total estimated dollar value of the six options is $175,306,992.00.
The total estimated dollar value of this contract is $204,456,053.00 ($29,149,061.00 + $175,306,992.00) (Base Period + Options).

c.	Base Period of Performance: September 30, 2015 through January 31, 2019

CLIN	Item Description	Cost	Fixed Fee	Cost Plus Fixed Fee
0001	[**]	[**]	[**]	[**]
0002	[**]	[**]	[**]	[**]
0003	[**]	[**]	[**]	[**]
0004	[**]	[**]	[**]	[**]
0005	[**]	[**]	[**]	[**]
0006	[**]	[**]	[**]	[**]
Total Estimated Dollar Value (Base PoP)				$29,149,061.00

d.	The total base dollar amount for this contract shall not exceed $29,149,061.00 and the Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is approved/signed by the Contracting Officer which expressly increases this amount. For further provisions on funding, see the LIMITATION OF COSTS clause referenced in Part II, Contract Clauses.

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e.	It is estimated that the currently allotted funds for the base PoP will cover performance of the contract through January 31, 2019. (See F.1. Period of Performance).

f.	The Contractor shall maintain records of all contract costs and such records shall be subject to the Audit and Records-Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

B.3.	OPTION PRICES (Cost Reimbursement CLINs and Firm Fixed Price CLIN 0008)

a.	Unless the Government exercises its option pursuant to the option clause referenced in I.5. ADDITIONAL CONTRACT CLAUSES, this contract consists only of the Base Period specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth under B.2. of this contract.

b.	Pursuant to FAR Clause 52.217-9, Option to Extend the Term of the Contract set forth in Part II, Section I. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least [**] days prior to the expiration date of this contract. Delivery will commence on an agreed upon schedule if an option is exercised by the Government. The price of this contract will be increased as set forth in paragraph c., below.

c.	Upon the delivery and acceptance of the Option Services or Data described in SECTION C of the contract and identified in the schedule of charges below, the Government shall pay the Contractor on a Cost Reimbursement Price basis set forth below:

Option 1-Optional Services 1 [**] 2016 [**]

(PoP flexible depending upon start) [**]

CLIN	Item Description	Cost	Fixed Fee	Cost Plus Fixed Fee
0007	[**]	[**]	[**]		[	**]
Total Estimated Dollar Value Optional Service 1				$	[	**]

CLIN 0007 Go/No Go Decision Point: Interim Review

No-Go: [**].

Criteria to Start: [**]

Optional Data Purchase:

CLIN	Item Description	Firm Fixed Price	Unit of Issue	Firm Fixed Price
0008	[**]	[**]	[**]		[	**]

Total Estimated Dollar Value (Optional Data)				$	[	**]

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Option 2-Optional Services 2 ([**]

(PoP flexible depending upon start) [**]

CLIN	Item Description	Cost	Fixed Fee	Cost Plus Fixed Fee
0009	[**]	[**]	[**]		[	**]
Total Estimated Dollar Value Optional Service 2				$	[	**]

CLIN 0009 Criteria to Start: [**].

Option 3-Optional Services 3 ([**] 2018 [**]

(PoP flexible depending upon start) [**]

CLIN	Item Description	Cost	Fee	Cost Plus Fixed Fee
0010	[**]	[**]	[**]		[	**]
Total Estimated Dollar Value Optional Service 3				$	[	**]

CLIN 0010 Go/No Go Decision Point: Interim Review.

No-Go: [**].

Criteria to Start: [**].

Option 4-Optional Services 4 [**] 2018 [**]

(PoP flexible depending upon start) [**]

CLIN	Item Description	Cost	Fee	Cost Plus Fixed Fee
0011	[**]	[**]	[**]		[	**]
Total Estimated Dollar Value Optional Service 4				$	[	**]

CLIN 0011 Criteria to Start: [**].

Option 5-Optional Services 5 [**] 2018 [**]

(PoP flexible depending upon start) [**]

CLIN	Item Description	Cost	Fee	Cost Plus Fixed Fee
0012	[**]	[**]	[**]		[	**]
Total Estimated Dollar Value Optional Service 5				$	[	**]

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CLIN 0012 Criteria to Start: [**].

B.4.	ADVANCE UNDERSTANDINGS

1. Publications: Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to the Contracting Officer and Contracting Officer’s Representative for review no less than thirty (30) Calendar days for manuscripts and fifteen (15) Calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications. A “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information. Refer to H.13.

2. Export control notification: Contractor is responsible for ensuring compliance with all export control laws and regulations that may be applicable to the export of and foreign access to their proposed technologies. Contractor may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

3. Man-in-Plant: With [**] days advanced notice to the Contractor, in writing from the Contracting Officer, the Government may place one (1) man-in-plant in the Contractor’s facility. The individual shall be subject to the Contractor’s policies and procedures regarding security and facility access at all times while in the Contractor’s facility.

4. Subcontracts, Consultants Equipment and Materials: Except as set forth below, award of any FFP subcontract that exceeds $[**] or [**]% of the total estimated cost of the contract, whichever is greater; or consulting agreements, cost reimbursement contracts,

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equipment or material purchase shall require Contracting Officer Approval (COA). Award of this contract shall constitute a COA for the following consulting agreement for the Base Period, which was presented in the Cost Proposal and evaluated during negotiations:

Consultant	Base Period Cost
[**]	$	[	**]

NOTE: Visterra, Inc. will be required to notify the Contracting Officer and keep a COA log that contains the SOW, Master Consulting Services Agreement, and any proposed resumes of key subcontractor personnel.

5. All files may be audited by the US Government at any time, during normal business hours, with a three (3) business day written notice. Subject to Section B.4.4 above, Contracting Officer Authorization (COA) is required for all subcontracts and consulting agreements and supporting documentation required by FAR 52.244-2 must be submitted with the request. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract and consulting agreement shall be provided to the Contracting Officer within thirty (30) days.

6. Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer. Notwithstanding the foregoing, Contractor may share sensitive information/data with subcontractors, consultants, advisors and other affiliated individuals for purposes of performing Contractor’s obligations, duties and other undertakings of this contract.

Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the Contractor for purposes of this contract if such information/data: (a) was already known to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the Contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the Contractor through no fault of the Contractor; (d) was disclosed to the Contractor, other than under an obligation of confidentiality or non-use, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the Contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

Contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is: (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Contractor shall first have given immediate notice to the Government and give the Government a reasonable opportunity to quash such order and/or to obtain a protective order

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requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued. The Government has the right to elect any and all remedies available to it in responding to any such order or similar legal document; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) made by the Contractor to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that all such information will be provided in advance to the Contracting Officer for review and reasonable measures shall be taken to assure confidential treatment of such information/data. Notwithstanding the foregoing, Contractor may disclose information/data sensitive to the Government if such disclosure is deemed by Contractor legal counsel to be required for purposes of complying with laws, rules or regulations of other governmental agencies, such as the Food and Drug Administration or the Securities and Exchange Commission. In the event of any such required disclosure, Contractor will notify the Contracting Officer in advance.

7. The Government acknowledges that research cell banks, clones of cell banks, end process cell banks, working cell banks and master cell banks (hereinafter “Cell Banks”) prepared and/or used in the performance of this contract include and reflect intellectual property developed by the Contractor at its expense with private funds and prior to commencement of this contract. The Government retains the right to require the Contractor to ship any Cell Banks prepared under this contract to the Government following completion of the contract. However, to protect limited rights data imbedded in the Cell Banks, the Contractor will include in the packaging for any such delivery the Limited Rights Notice prescribed by Alternate II (Dec 2007) of FAR 52.227-14 (the “Notice”) and legends warning Government employees of criminal penalties under 18 USC 1905 for releasing the information outside the Government and stating that release under the Freedom of Information Act, 5 USC 552 et. seq., is prohibited. The Government agrees to comply with and to use the Cell Banks strictly in accordance with the terms of the Notice. The Government will not direct the Contractor to ship Cell Banks to any location outside of the Government unless the Contractor and the Government mutually agree to such a transfer.

B.5.	DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding Clause 52.216-7, ALLOWABLE COST AND PAYMENT incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1)	Conferences and Meetings unrelated to performance of this contract;

(2)	Food for Meals, Light Refreshments, and Beverages;

(3)	Promotional Items [includes, but is not limited to: clothing and commemorative items such as pens, mugs/cups, folders/folios, lanyards, and conference bags that are sometimes provided to visitors, employees, grantees, or conference attendees];

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(4)	Acquisition, by purchase or lease, of any interest in real property;

(5)	Special rearrangement or alteration of facilities;

(6)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(7)	Travel to attend general scientific meetings;

(8)	Consultant Costs;

(9)	Accountable Government Property (defined as non-expendable personal property with an acquisition cost of $3,000 or more) and “sensitive items” (defined as items of personal property (supplies and equipment that are highly desirable and easily converted to personal use)), regardless of acquisition value;

(10)	Printing Costs (as defined in the Government Printing and Binding Regulations; and

(11)	Overtime (premium) compensation.

b.	Items requiring written Contracting Officer’s Authorization prior to approval:

1)	Entering into certain types of subcontract arrangements (See B.4.4 for specific obligations). Note that most consulting agreements require approval.

2)	Foreign Travel (see Subparagraph c.1);

3)	Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, at least six (6) weeks in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meetings, Food and Promotional Items and Printing and Publications.” The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

4)	Clinical Study Protocols- a draft must be submitted for review and approval in advance of IRB submission.

5)	Animal Study Protocols- a draft must be submitted for review and approval in advance of IACUC submission.

c.	Travel Costs

1)	Foreign Travel: Total expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $ [**] without the prior written approval of the Contracting Officer.

2)	The Contractor shall invoice and be reimbursed for all travel costs in accordance with

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Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs

In the event foreign travel is required, requests for foreign travel must be submitted at least four weeks in advance and shall contain the following:

(a)	meeting (s) and place(s) to be visited, with costs and dates;

(b)	name(s) and title(s) of Contractor personnel to travel and their functions in the contract project;

(c)	contract purposes to be served by the travel;

(d)	how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of ASPR contract funds;

(e)	how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and

(f)	what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

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SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1.	STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated August 18, 2015, set forth below:

Statement of Work (SOW)

Independently and not as an agent of the Government, Visterra shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the SOW submitted in response to BAA-13-100-SOL-00019. The Government reserves the right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as need may arise. Because of the nature of this R&D contract and complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. In any event, the Government reserves the right to change product, process, schedule, or event to add or delete part or all of these elements as the needs arise.

Statement of Objectives and Overall Scope

The overall objective is to achieve US licensure for VIS410, a fully human IgG1 antibody directed against the HA protein of the influenza A virus, for treatment of influenza A infection, including seasonal strains and potential pandemic strains such as H5N1, H7N9 or H10N8 in hospitalized patients and patients at high risk of complications. As such, the scope of work includes the proposed clinical studies, clinical and commercial supply manufacturing plans, BLA-enabling CMC activities, and RDT nonclinical studies. The proposal includes a base and option periods; however, Visterra will conduct the option periods (Phase 3 clinical manufacturing and Phase 2b) concurrently based upon the acceptability of the Phase 2a challenge and uncomplicated studies. Similarly, Visterra will conduct the option periods (Phase 3 and pediatric studies) concurrently based upon the acceptability of the Phase 2b clinical data. Conducting the Phase 3 and pediatric studies concurrently will expedite the development of VIS410 for use in target populations and is gated upon positive efficacy data in the Phase 2b study.

Base Contract (Months 1-40)

SOW	WBS	Tasks
3.2.1	1.1.1.1	Program Work Plans.
3.2.2	1.1.2	Program Communication and Reporting Plan. The Project Communication and Reporting Plan will be prepared and implemented. This plan will prescribe the methods and schedule for communications and reporting within Visterra and its subcontractors and consultants as well as with our government sponsors.
3.2.3	1.1.3	Risk Management. The Risk Management Plan for this project will be adapted from Visterra’s existing plan. Reviews of existing and newly identified risks will be reviewed monthly and mitigations will be logged in the Risk Register.

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3.2.4	1.1.4	Earned Value Management System (EVMS).
3.2.5	1.2.2	Nonclinical Toxicology: Safety. The following studies will be conducted: (1) [**].
3.2.6	1.3.3	Nonclinical-Efficacy and Safety. [**].
3.2.7	1.4.2	Clinical: Phase 2. The following study will be conducted: Phase 2a study in outpatients with uncomplicated influenza.
3.2.8	1.5.1	Regulatory: [**].
3.2.9	1.6.1	CMC: Chemistry (Formulation). [**].
3.2.10	1.6.2	CMC: Process Validation. The following activities will be performed: ([**].
3.2.11	1.6.3	Clinical Supply Manufacturing: Phase 2.
3.2.12	1.6.4	CMC: Creation of a Working Cell Bank
3.2.13	1.6.5	CMC: Controls (Analytical/Validation). [**].

Option 1 (Months [**]

SOW	WBS	Tasks
3.3.1	1.1	Program Management.
3.3.2	1.4.2	Clinical: [**].
3.3.3	1.5.1	Regulatory: [**].

Option 2 (Months [**]

SOW	WBS	Tasks
3.4.1	1.1	Program Management.
3.4.2	1.5.1	Regulatory: [**].
3.4.3	1.6.3	CMC: [**].

Option 3 (Months [**]

SOW	WBS	Tasks
3.5.1	1.1	Program Management.
3.5.2	1.4.3	Clinical: [**]

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SOW	WBS	Tasks
3.5.3	1.5.1	Regulatory: [**].
3.5.4	1.6.2	CMC: Process Validation. [**].
3.5.5	1.6.5	CMC: [**].

Option 4 (Months [**]

SOW	WBS	Tasks
3.6.1	1.1	Program Management.
3.6.2	1.4.4	Clinical: [**].
3.6.3	1.5.1	Regulatory: [**]

3.7 Option 5 (Months [**]

SOW	WBS	Tasks
3.7.1	1.1	Program Management.
3.7.2	1.4.5	Clinical: [**].
3.7.3	1.5.1	Regulatory: [**]

Technical Requirements, Base Contract

3.2.1	Program Work Plans (WBS 1.1.1.1)

The Program Management Plan (PMP) will be prepared and will specify the relevant activities required for effective direction of the project. The PMP will define expectations and key program deliverables. Critical components of the PMP are: 1) the Integrated Development Plan which aligns project strategy with resource allocations, 2) the SOW and WBS which define the relevant activities/deliverables of the project as well as the responsible party, 3) the Project Budget - the agreed upon project budget by activity will be included in the PMP, 4) Schedule and Timelines which will include task, subtask and activity breakdowns, associated budgets, resource allocations and will provide the baseline for program and schedule control, 5) Risk Register and Management Plan for tracking and monitoring potential program risks, their potential probability, impacts, and mitigations, and 6) Stakeholder Management Plan to document stakeholders, relevant contact information, communication requirements and engagement levels.

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3.2.2	Program Communication and Reporting Plan (WBS 1.1.2)

Functional area managers within Visterra are responsible for defining the activities to be conducted by potential vendors, such as Contract Research Organizations (CROs) and Contract Manufacturing Organizations (CMOs) for competitive bidding, awarding contracts, and managing the progress of the work. Functional area managers serve as the point of contact for subcontractors. Contract organizations are managed by a combination of tools and activities, including Gantt charts, teleconferences, face-to-face meetings, and written progress reports at a frequency appropriate to the scope and timeline of the work. Substantive communications between Visterra and the subcontractors are documented. Visterra staff work proactively with vendors to carry out work on schedule and within budget. Functional area managers will work with each subcontractor and consultant to monitor performance, ensuring that schedules, progress reports, and data collection are fully integrated with Visterra’s management processes. For each subcontractor and consultant, specific elements of the Work Breakdown Structure (WBS) are identified with clearly articulated subcontracted responsibilities. Visterra’s functional area managers will ensure that subcontracted efforts are conducted in accordance with the overall scope, schedule, and budget plans. Both subcontractors and consultants will be involved in creation of baseline plans, and where cost or schedule variances have been exceeded, will work with Visterra to implement corrective actions. Full visibility into subcontractor and consultant performance will be maintained via internal progress discussions (as often as needed) and program management reviews covering technical progress, budget, schedule, and quality.

3.2.3	Risk Management (WBS 1.1.3)

Visterra will generate a Risk Management Plan and process to identify and mitigate potential problems. Visterra will conduct a monthly review to address existing and newly identified risks and use a Risk Register to identify, monitor, control, and report risks. All potential risks are categorized according to impact and probability.

3.2.4	Earned Value Management System (EVMS) (WBS 1.1.4)

The project EVMS will be designed, implemented, and launched at the start of the Base Contract. EVM parameters will be calculated on a monthly basis and trends monitored for early detection of developing variances.

3.2.5	Nonclinical Toxicology: Safety (WBS 1.2.2)

WBS	Description/Details
1.2.2.2	[**]

1.2.2.3	[**]

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WBS	Description/Details

1.2.2.4	[**]

1.2.2.5	[**]

1.2.2.6	[**]

1.2.2.7	[**]

1.2.2.8	[**]

[**] (WBS 1.2.2.9)

Visterra will consider performing a [**].

Visterra will conduct [**].

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3.2.6	Nonclinical Efficacy and Safety (WBS 1.3.3)

Visterra will conduct [**]

3.2.7	Clinical: Phase 2a Study in Outpatients with Uncomplicated Influenza (WBS 1.4.2)

Study Title	[**]

No. of Subjects	[**]
Dose Levels	[**]
Endpoints and Expected Results	[**]
Design	[**]
Assessments	[**]

*	Subject to discussion with BARDA and BARDA approval

3.2.8	Regulatory: [**] (WBS 1.5.1)

The following activities will be performed: [**].

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3.2.9	CMC: Chemistry (Formulation) (WBS 1.6.1)

Visterra will [**].

3.2.10	CMC: Process Validation (WBS 1.6.2)

Process Optimization (WBS 1.6.2.1)

Visterra will [**].

Process Characterization (WBS 1.6.2.2) [**].

3.2.11	CMC: Clinical Supply Manufacturing (WBS 1.6.3)

Visterra is [**].

3.2.12	CMC: Creation of a Working Cell Bank (WBS 1.6.4)

Visterra will manufacture and characterize a working cell bank (WCB) from the VIS410 Master Cell Bank.

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3.2.13	CMC: Controls (Analytical/Validation) (WBS 1.6.5)

[**] (WBS 1.6.5.3)

[**].

[**] (WBS 1.6.5.4)

Visterra has [**].

Technical Requirements, Option 1 [**]

3.3.1	Program Management (WBS 1.1)

All components of the Project Management Plan as implemented for the Base Contract will be reviewed and amended to reflect specific needs for Option 1 and the outcome of continuous process improvement evaluations.

3.3.2	Clinical: [**] (WBS 1.4.2)

Study Title	[**]

No. of Subjects	[**]

Dose Levels	[**]

Population	Inclusion: [**] Exclude: [**]

Design	[**]

Endpoints & Expected Results	• Primary: [**] • Secondary: [**] • Exploratory: [**] Expected results: [**]

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3.3.3	Regulatory: [**] (WBS 1.5.1)

The following activities will be performed:

[**].

Technical Requirements, Option 2 [**]

3.4.1	Program Management (WBS 1.1)

All components of the Project Management Plan as implemented for the Base Contract and Option 1 will be reviewed and amended to reflect specific needs for Option 2 and the outcome of continuous process improvement evaluations.

3.4.2	Regulatory: [**] (WBS 1.5.1)

The following activities will be performed: [**].

3.4.3	CMC: Clinical Supply Manufacturing (WBS 1.6.3)

The following activities will be performed: [**].

Technical Requirements, Option 3 [**]

3.5.1	Program Management (WBS 1.1)

All components of the Project Management Plan as implemented for the Base Contract and Options 1-2 will be reviewed and amended to reflect specific needs for Option 3 and the outcome of continuous process improvement evaluations.

3.5.2	[**] (WBS 1.4.3)

The goal of the [**].

3.5.3	Regulatory: [**] (WBS 1.5.1)

The following activities will be performed: [**].

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3.5.4	CMC: Process Validation (WBS 1.6.2)

[**].

3.5.5	CMC: [**] (WBS 1.6.5)

The following activities will be performed: [**].

Technical Requirements, Option 4 [**]

3.6.1	Program Management (WBS 1.1)

All components of the Project Management Plan as implemented for the Base Contract and Options 1-3 will be reviewed and amended to reflect specific needs for Option 4 and the outcome of continuous process improvement evaluations.

3.6.2	Clinical [**] (WBS 1.4.4)

For the purposes of this [**].

3.6.3	Regulatory: [**] (WBS 1.5.1)

[**].

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Technical Requirements, Option 5 [**]

3.7.1	Program Management (WBS 1.1)

All components of the Project Management Plan as implemented for the Base Contract and Options 1-4 will be reviewed and amended to reflect specific needs for Option 5 and the outcome of continuous process improvement evaluations.

3.7.2	Clinical: [**] (WBS 1.4.5)

[**].

3.7.3	Regulatory: [**] (WBS 1.5.1)

The following will be performed: [**].

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SECTION D - PACKAGING, MARKING AND SHIPPING

Report Deliverables

All reports and deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Unless otherwise specified by the Contracting Officer, delivery of reports to be furnished to the Government under this contract (including invoices) shall be delivered to BARDA both in Hard Copy, and Electronically along with a concurrent email notification to the Contracting Officer and COR (as defined in SECTION G, CONTRACT ADMINISTRATION) summarizing delivery as follows:

Mailing Address	Mailing Address
[**] Contracting Officer’s Representative DHHS/OS/ASPR/BARDA 330 Independence Avenue, S.W. Room G644 Washington, D.C. 20201	Lynda Brown Contracting Officer DHHS/OS/APSR/AMCG 330 Independence Avenue, S.W. Room G644 Washington, D.C. 20201

E-Mailing Address	E-Mailing Address
[**]	[**]

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SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided under this contract.

b.	For the purpose of this SECTION, the designated Contracting Officer’s Representative (COR) is the authorized representative of the Contracting Officer.

•	The COR will review all deliverables for timeliness and completeness, as identified in F.2., Deliverables and F.3., Reporting Requirements, prior to acceptance.

•	In accordance with F.7., In-Process-Reviews will also be conducted in order to make a determination to proceed with proposed option(s).

c.	For report deliverables, inspection and acceptance will be performed at:

Office of Acquisition Management, Contracts, and Grants (AMCG)

Office of the Assistant Secretary for Preparedness and Response

U.S. Department of Health and Human Services

330 Independence Avenue, S.W., Room G644

Washington, D.C. 20201

d.	For option items, inspection and acceptance will be performed at the specified delivery site.

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SECTION F - DELIVERIES OR PERFORMANCE

F.1.	PERIOD OF PERFORMANCE

a.	The period of performance of this contract shall be from September 30, 2015 through January 31, 2019 for the base period.

F.2.	DELIVERABLES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified in SOW will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified in Section B, PoP Schedule.

F.3.	REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one hardcopy of each report shall be submitted to the Contracting Officer.

All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under “Helpful Resources.”

All paper/hardcopy documents/reports submitted under this contract shall be printed or copied, double-sided, on at least 30 percent post-consumer fiber paper, whenever practicable, in accordance with FAR 4.302(b).

Item Description	Delivery Date	Deliver To

Initial Project Management Deliverables

1. Performance Measurement Baseline	120 days after award effective date	CO via email

2. Risk Register	120 days after award effective date

Routine or Monthly Deliverables

1. Technical Progress Report in the format requested by the Contracting Officer describing project progress over the previous month	The [**] of Contract performance	CO and COR via e-mail and FedEx/UPS. Additionally, email invoices to PSC_Invoices@psc.hhs.gov

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Item Description	Delivery Date	Deliver To
2. EV-CPR, Format 1, Format 5, and Supplemental CAP Report, and Integrated Master Schedule in MS excel and .xml export of the raw EVMS data out of their EVMS database	The [**] of Contract performance
3. Bi-Weekly Conference Call Minutes	Proposed agenda 2 days prior to call. Minutes within [**] business days following each conference call
4. Quarterly Site Visit Minutes for face-to-face meetings at Recipient or BARDA location	Within 10 days following each site visit
5. Monthly Invoices	Within [**] days of the end of each month

6. Weekly Clinical Report during Active Enrollment Periods. Format TBD	The Monday following the week being reported	COR via e-mail

7. Clinical Site Enrollment Reporting and Updates to support the BARDA Clinical Trial Database	The [**] of Contract performance when clinical trials are	Direct transfer to a secure data capture system (BARDA Tracking Tool)

Periodic or As-Necessary Deliverables

1. Study Protocols for each non-clinical or clinical trial	No later than 10 days before submission to the FDA	CO and COR via e-mail and, if requested, CD-ROM
2. Study Reports for each non-clinical or clinical trial	No later than 15 days before submission to the FDA
3. Manufacturing Campaign Reports for contract funded clinical trial material and registration lots	No later than 15 days before submission to the FDA

4. Technical Documents from contract funded activities such as Process Development Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis

Within 10 days upon request by CO/COR or 15 days prior to submission to FDA
5. Portfolio Progress Milestone Presentation. Annual or event driven review of program	No later than 10 days before Milestone Review Meeting

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Item Description	Delivery Date	Deliver To
6. Incident Report for any critical programmatic concerns, risks or potential risks	Within [**] hours of incident
7. QA Audit Reports including findings, results and next steps. BARDA reserves the right to participate in the audits.	Within 5 days of report completion
8. Quality Agreements with Subcontractors.	Within 10 days upon request by CO/COR
9. Formal FDA Submissions of any kind pertaining to the scope of the project as necessary during Contract performance	No later than [**] days before submission to the FDA BARDA will coordinate with Contractor for reviewing BLA sections
10. Memo with Date and Time of Scheduled Meetings with FDA. BARDA reserves the right to attend FDA meetings relevant to contract funded activities	As soon as possible after scheduling
11. Communications from FDA related to contract funded activities	Within [**] business days of receipt from FDA
12. Minutes for Formal Meetings with FDA	Within [**] business days of receipt from FDA

13. Raw Data and Analysis Pertaining to Scope of the Project Generated Using USG Funds	Within a reasonable time after request	CO via electronic delivery

14. Regulatory or Legal Strategies Pertaining to Scope of the Project	Within a reasonable time after request	CO via electronic delivery

15. Draft Final Report	No later than 45 days prior to contract expiration	CO and COR via e-mail

16. Final Report	No later than contract expiration	CO and COR via e-mail

17. Publications/Presentations	No later than 30 days before submission for publications and 15 days for presentations	CO and COR via e-mail

Note: If “business days” not specified, the number of days referenced is calendar days.

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a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES in SECTION F of this contract:

1.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of full Calendar months.

The Contractor shall submit a Monthly Progress Report. The format should include:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission; The progress report shall conform to the requirements set forth in the DELIVERABLES in SECTION F of this contract.

•	SECTION I - An introduction covering the purpose and scope of the contract effort

•	SECTION II – PROGRESS

•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

•	SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes). A standing organizational chart is to be included in this section.

•	SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.

•	SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period, preprints/reprints of papers and abstracts and any revisions to the Timeline, Work Breakdown Structure (WBS) and Risk Assessment.

•

SECTION III Part A: Earned Value Management Reporting: Contractor will provide a monthly Contract Performance Report (CPR) at an agreed upon reporting level (WBS level 2) using the BARDA provided WBS and a Variance Analysis Report.

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EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, Contracting Officer may request, on a quarterly or ad hoc basis that the Contractor provide raw data. HHS may request additional data at a reporting level, as Contracting Officer deems necessary. Contracting Officer may request additional data at lower reporting levels (up to WBS level 5), as it deems necessary, upon sufficient notification to the Contractor, who will provide the subject additional data prospectively.

A Monthly Progress Report will not be required in the same month that the Annual Technical Progress Report is submitted.

The first report shall be due the 15th Calendar day after completion of the first full Calendar month and portion thereof of performance. Thereafter, reports shall be due on or before the 15th Calendar day following each reporting period.

2.	Draft Final Technical Progress Report and Final Technical Progress Report

A Draft Final Report will be submitted to the Contracting Officer’s Representative for review and comment at least 45 days prior to the contract completion date. Within 15 days of receipt, the Contracting Officer’s Representative will provide the Contractor written comments on the Draft Final Report.

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES in SECTION F of the contract. An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due. The Draft Final Technical Progress Report and the Final Technical Progress Report shall be submitted in accordance with the dates set forth in F.2. of this contract. The report shall conform to the following format:

a.	Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, e-mail address and submission date.

b.	SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

c.	SECTION II: RESULTS - A detailed description of the work performed related to the Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

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Draft Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the Contracting Officer’s Representative and Contracting Officer. This report is due 45 Calendar days before the completion date of the contract. The Contracting Officer’s Representative and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments within 15 Calendar days after receipt.

Final Technical Progress Report: The Contractor shall incorporate all BARDA comments into the Final Technical Progress Report. The Contractor will deliver the final version of the Final Technical Progress Report 30 Calendar days post technical period of performance.

3.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 400 words) of salient results achieved during the performance of the contract.

4.	Other Reports/Deliverables

a.	Study/Experiment/Test Plans - The Contractor shall submit all study/experiment/test plans, designs, and protocols upon request by the COR.

b.	Meeting Minutes - The Contractor shall provide an electronic copy of conference call meeting minutes/summaries to the Contracting Officer’s Representative and Contracting Officer within five (5) business days after the conference call is held.

c.	Audit Reports - Report is required whenever an audit occurs.

d.	Reporting of Financial Conflict of Interest (FCOI) - All reports and documentation required by 45 CFR Part 94, Responsible Prospective Contractors including, but not limited to, the New FCOI Report, Annual FCOI Report, Revised FCOI Report, and the Mitigation Report, shall be submitted to the Contracting Officer in Electronic format. Thereafter, reports shall be due in accordance with the regulatory compliance requirements in 45 CFR Part 94. 45 CFR Part 94 is available at: http://www.ecfr.gov/cgi-bin/text-idx?c=ecfr&SID=0af84ca649a74846^102aaf664da1623&rgn=div5&view=text&node =45:1.0.1.1.51&idno=45. See Part 94.5, Management and reporting of financial conflicts of interest for complete information on reporting requirements.

e.	Report on Select Agents or Toxins and/or Highly Pathogenic Agents For work involving the possession, use, or transfer of a Select Agent or Toxin and/or a Highly Pathogenic Agent, the following information shall also be included in each Monthly Progress Report:

1.

Any changes in the use of the Select Agent or Toxin including initiation of “restricted experiments,” and/or a Highly Pathogenic Agent, that have resulted in a change in the required biocontainment level, and any resultant change in location, if applicable, as determined by the IBC or equivalent body or institutional biosafety

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official.

2.	If work with a new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent will be conducted in the upcoming reporting period, provide:

a.	A list of each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent that will be studied;

b.	A brief description of the work that will be done with each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent and whether or not the work is a Select Agent or Toxin restricted experiment as defined in the Select Agents Regulation 42 CFR Part 73, Section 13.b (http://www.selectagents.gov/Regulations.html);

c.	The name and location for each biocontainment resource/facility, including the name of the organization that operates the facility, and the biocontainment level at which the work will be conducted, with documentation of approval by your IBC or equivalent body or institutional biosafety official. It must be noted if the work is being done in a new location or different location.

d.	For work with Select Agents performed in the U.S., provide documentation of registration status and inspectional reports/outcomes for all domestic organizations where Select Agent(s) will be used. For work with Select Agents performed in a non-U.S. country prior BARDA approval is required.

If the IBC or equivalent body or institutional biosafety official has determined, for example, by conducting a risk assessment, that the work that has been performed or is planned to be performed under this contract may be conducted at a biocontainment safety level that is lower than BSL3, a statement to that affect shall be included in each Monthly Progress Report.

If no work involving a Select Agent or Toxin and/or a Highly Pathogenic Agent has been performed or is planned to be performed under this contract, a statement to that affect shall be included in each Monthly Progress Report.

F.4.	SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. A final invention statement (see FAR 27.303 (b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract. Reports and documentation submitted to the Contracting Officer shall be sent to the following email and/or address:

Lynda Brown

Contracting Officer

DHHS/OS/ASPR/BARDA

330 Independence Avenue, S.W.

Room 644G Washington, D.C. 20201

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If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

F.5.	BI-WEEKLY CONFERENCE CALLS

One conference call between the Contracting Officer’s Representative (COR) and the Contractor shall occur every month, or as directed by the Contracting Officer’s Representative. During these calls the Principal Investigator will discuss the activities performed and deliverables achieved during the reporting period, any problems that have arisen and the activities planned for the ensuing reporting period. The first reporting period consists of the first half month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each half Calendar month. The Contractor may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Representative.

F.6.	PROJECT MEETINGS

The Contractor shall participate in quarterly Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Representative. These meetings may include face-to-face meetings with AMCG/BARDA in Washington, D.C. and at work sites of the Contractor. Such meetings may include, but are not limited to, meetings of the Contractor to discuss study designs, site visits to the Contractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. Subject to the data rights provisions in this contract, the Contractor must provide data, reports, and presentations to USG personnel as required by the Contracting Officer’s Representative in order to facilitate review of contract activities. Contractor will provide data, reports and presentations to outside experts only if such experts are bound by appropriate contractual obligations to keep such information confidential.

F.7.	IN-PROCESS-REVIEW

At its discretion, the Government may conduct an In-Process-Review (IPR) to evaluate whether to continue activities covered by the contract. Contractor shall provide a presentation detailing technical progress made towards completion of milestones following a prescribed template provided by the Government at an agreed upon date. The IPR will typically be conducted at DHHS facilities in Washington, DC. The contractor will be notified by the Government of its intention to hold an IPR at least 30 calendar days prior to the scheduled IPR Presentation.

•	Contractor shall provide final presentation 10 business days prior to each IPR Presentation.

•	Contractor shall submit written justification of progress towards satisfying success criteria.

•	If draft is provided prior to the final presentation submission, the Government will provide a written or verbal response, as appropriate.

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F.8.	SITE VISITS AND INSPECTIONS

At the discretion of the USG and independent of activities conducted by the Contractor, with ten (10) business days notice to the Contractor, the USG reserves the right to conduct site visits and inspections on an as needed basis.

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F.9.	CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html .

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984). 52.247-35, F.O.B. Destination Within Consignees Premises (APRIL 1984).

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SECTION G - CONTRACT ADMINISTRATION DATA

G.1.	CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

Lynda Brown, Contracting Officer

HHS/OS/ASPR/AMCG 330

Independence Avenue, S.W.

Room G644 Washington, D.C. 20201

E-mail: [**]

1)	The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)	The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)	No information, which may be received from any person employed by the US Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract, unless it is information which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer.

4)	The Government may unilaterally change its CO designation.

G.2.	CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

[**]

Contracting Officer’s Representative (COR)

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

The COR is responsible for:

1)	Monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements;

2)	Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements;

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3)	Performing technical evaluation as required;

4)	Performing technical inspections and acceptances required by this contract; and

5)	Assisting in the resolution of technical problems encountered during performance.

The COR will assist in resolving technical issues that arise during performance. The COR however is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance, or authorize reimbursement of any costs incurred during performance. The Contractor is advised to review Federal Acquisition Regulation (“FAR”) Clause 52.243-2 (Changes-Cost reimbursement contracts Alternative V), which is incorporated by reference into this contract. (See 1.1.)

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract. The Government may unilaterally change its COR designation.

G.3.	INVOICE SUBMISSION/CONTRACT FINANCIAL REPORT

1)	Financial reports on the attached Financial Report of Individual Project/Contract (see Attachments 7 and 8) shall be submitted by the Contractor in accordance with the instructions for completing this form, which accompany the form, in hard copy and an electronic copy, not later than the 15th business day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph 5, below. Subsequent changes and/or additions in the line entries shall be made in writing.

2)	Unless otherwise stated in that part of the instructions for completing this form, entitled “PREPARATION INSTRUCTIONS,” (see Attachment 8) all columns A through J, shall be completed for each report submitted.

3)	The first financial report shall cover the period consisting of the first full calendar month following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a Monthly basis. If the contractor fails to submit timely financial reports and invoices or is delinquent on submission of financial reports by an excess of 90 Calendar days, a “Stop Work Order” may be issued by the Government, until the delay is resolved.

4)	The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

5)	The listing of expenditure categories to be reported is incorporated within the Attachment entitled, “Financial Report of Individual Project/Contract,” located in SECTION J and made a part of this contract.

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G.4.	INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

1)	The billing address that should be shown on the invoice is the same as defined in G.1. of this contract.

2)	The Contractor shall submit two paper copies to the address provided in G.1. of this contract, as well as an electronic copy of contract Monthly invoices/financial reports to the Contracting Officer as defined above, in G.4. of this contract.

3)	Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting made a part of the contract in Section J (See Attachments 1, 2, 7 and 8) .

4)	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

5)	The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the estimated costs for the base segment or any option segment(s) (See estimated costs under B.2. and B.3., of the contract) and the reasons for the variance. Also refer to the requirements of the Limitation of Cost FAR 52.232-20 clause in the contract.

6)	All invoice submissions shall be in accordance with FAR Clause 52.232-25(a)(3) in Section I of this contract.

7)	The Contractor shall reference any applicable Contractor Officer Authority (COA) numbers when requesting reimbursement on the invoice.

G.5.	REIMBURSEMENT OF COST

1)	The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a)	All direct materials and supplies that are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b)	All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c)	All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d)	Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following and the restrictions in B.4(c):

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(i)	Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)	Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they comply with FAR 31.2.

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

e)	For further guidance on funding, see the LIMITATION OF COSTS clause referenced in Part II, Contract Clauses.

G.6.	GOVERNMENT PROPERTY

a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “HHS Contracting Guide for Contract of Government Property,” which is incorporated into this contract by reference. This document can be accessed at: http://oamp.od.nih.gov/sites/default/files/appendix_q_hhs_contracting_guide.pdf

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

Requests for information regarding property under this contract should be directed to the Contracting Officer.

b.	Notwithstanding the provisions outlined in the HHS Publication, “HHS Contracting Guide for Contract of Government Property,” which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is included as an attachment in SECTION J of this contract.

G.7.	POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at

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the time of completion of work. In addition to the final evaluation, interim evaluation will be prepared After completion of one year of performance.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address: http://www.cpars.gov.

G.8.	PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS, FAR 52.232-40 (December 2013)

a.	Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

b.	The acceleration of payments under this clause does not provide any new rights under the prompt Payment Act.

c.	Include the substance of this clause, include this paragraph c, in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

G.9.	INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Office responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Lynda Brown

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W.

Room G644

Washington, D.C. 20201

These rates below are hereby incorporated without further action of the Contracting Officer.

(End of Clause)

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G.10. ESTABLISHMENT OF INDIRECT COST RATE

The following contractor established provisional billing rates are incorporated into the contract, and will be utilized for billing purposes during both the base and contract option periods pending the establishment of final indirect cost rates for each fiscal year or until revised by the contracting officer in accordance with the provisions of FAR 42.705-1. See FAR Clause 52.2167.

Fringe benefits rate: [**]% of total salaries

Overhead: [**]% of total direct labor costs

G&A: [**]% of total direct costs excluding subcontract costs

Supplemental G&A: [**]% of subcontract costs only

Use of the above provisional rates does not change any cost ceilings, contract obligations, or specific allowance or disallowance provided for in the contract.

Contractor must notify the contracting officer promptly for an adjustment of the provisional rates if it becomes evident that the rates would cause substantial overpayment or underpayment of indirect expenses to Visterra, Inc.

The final billing rates for each fiscal year will be based on the incurred cost submission subject to Government audit determination. Indirect costs rate proposals must be submitted to the cognizant agency’s contracting officer within 6 months subsequent to each of the contractor’s fiscal year ends. (See also FAR Clause 52.216-7(d) (2) incorporated herein). Copies of the indirect cost submission for each fiscal year must also be submitted to the AMCG contracting officer, and the AMCG auditor identified as follows:

Director, Acquisition Program Support Office of Acquisition Management, Contracts and Grants (AMCG) Office of the Assistant Secretary for Preparedness and Response (ASPR) US Department of Health and Human Services (DHHS) 300 Independence Avenue, SW, Room G644 Washington, DC 20201

G11.	OVERTIME COMPENSATION

No overtime (premium) compensation is authorized under the subject contract. Billing of labor costs will be limited to total actual hours worked in the billing period.

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1.	PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (January 2006)

a.	The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b.	The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c.	If at any time during the performance of this contract, the Contracting Officer determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Human Subject Assurances. (End of clause)

H.2.	HUMAN SUBJECTS

Research projects involving humans and/or human specimens can only be initiated with written approval by the Contracting Officer’s Representative.

The Good Clinical Practice Regulations (GCP)(21 CFR Parts 50, 54, 56 312)(45 CFR Part 46)(ICH E6) as well as other applicable Federal and state regulations will be standards that apply for use of human subject and/or human specimens in clinical studies.

If at any time during the life of the contract, the Contractor fails to comply with GCP as identified by regulations outline above , the Contractor shall have thirty (30) Calendar days from the time such material failure is identified to cure such or initiate cure to the satisfaction of the

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Government Contracting Officer’s Representative. If the Contractor fails to take such an action within the thirty (30) Calendar day period, then the contract may be terminated.

ARTICLE H.3.   HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

a.	The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

H.3.	MANUFACTURING STANDARDS

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) Calendar days from the time such material failure is identified to cure such material failure. If the Contractor fails to take such an action to the satisfaction of the Contracting Officer’s Representative within the thirty (30) Calendar day period, then the contract may be terminated.

H.4.	NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

H.5.	ACKNOWLEDGEMENT OF FEDERAL FUNDING

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals,

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bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: that Federal funding is being utilized in whole or in part in performance of said research and development project.

H.6.	CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

H.7.	DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

H.8.	PRIVACY ACT APPLICABILITY

1)	Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at

http://www.gpo.gov/fdsys/granule/CFR-2007-title45-vol1/CFR-2007-title45-vol1-part5b

2)	The COR is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

3)	The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link: http://www.hhs.gov/foia/privacy/sorns.html

H.9.	OMB CLEARANCE

In accordance with HHSAR 352.201-70, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMB) Clearance for conducting interviews has been obtained by the Contracting Officer’s Representative (COR) and the Contracting Officer has issued written approval to proceed.

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H.10.	FULL EARNED VALUE MANAGEMENT SYSTEM, HHSAR 352.234-3 (October 2008)

a.	The Contractor shall use an Earned Value Management System (EVMS) that has been validated and accepted by the Cognizant Federal Agency (CFA) as being compliant with the guidelines in ANSI/EIA Standard-748 (current version at the time of award) to manage this contract. If the Contractor’s current EVMS has not been validated and accepted by the CFA at the time of award, see paragraph (b) of this clause. The Contractor shall submit EVM reports in accordance with the requirements of this contract.

b.	If, at the time of award, the Contractor’s EVM system has not been validated and accepted by the CFA as complying with EVMS guidelines in ANSI/EIA Standard-748 (current version at time of award), the Contractor shall:

1.	Apply the current system to the contract; and

2.	Take necessary and timely actions to meet the milestones in the Contractor’s EVMS plan approved by the Contracting Officer.

c.	HHS requires the Contractor to obtain validation and acceptance of its EVM system by the CFA during the base period of performance of this contract. The Contracting Officer or designee will conduct a Compliance Review to assess the Contractor’s compliance with its approved plan. If the Contractor does not follow the approved implementation schedule or correct all resulting system deficiencies noted during the Compliance Review within a reasonable time, the Contracting Officer may take remedial action, which may include, but is not limited to, suspension of or reduction in progress payments, or a reduction in fee.

d.	HHS will conduct an Integrated Baseline Review (IBR). If a pre-award IBR has not been conducted, a post-award IBR will be conducted by HHS as early as practicable, but no later than ninety (90) days after contract award. The Contracting Officer may also require an IBR as part of the exercise of an option or the incorporation of a major modification.

e.	Unless a waiver is granted by the CFA, Contractor-proposed EVMS changes require approval of the CFA prior to implementation. The CFA will advise the Contractor of the acceptability of such changes within 30 calendar days after receipt of the notice of proposed changes from the Contractor. If the advance approval requirements are waived by the CFA, the Contractor shall disclose EVMS changes to the CFA at least 14 calendar days prior to the effective date of implementation.

f.	The Contractor shall provide access to all pertinent records and data requested by the Contracting Officer or a duly authorized representative as necessary to permit Government surveillance to ensure that the EVMS conforms, and continues to conform, with the requirements referenced in paragraph (a) of this clause.

g.	The Contractor shall require the subcontractors specified below to comply with the requirements of the clause: (Insert list of applicable subcontractors.)

(End of clause)

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H.11.	CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the Contractor may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

H.12.	ADDITIONAL BACKGROUND PATENT REQUIREMENTS

The Contractor shall promptly notify the Government in writing upon the award of any subcontract containing Patent Rights identifying the Subcontractor, and the work to be performed under the subcontract. Upon the request of the Government the Contractor shall furnish a copy of the subcontract. In the event that the contractor awards a subcontract covering the subject invention, the mutual obligations of the contractor to the US Government shall become the mutual contractual obligations between the subcontractor and the US Government. The contractor shall ensure that the rights granted the US Government under FAR Clause 52.227-11 and FAR Subpart 27.3 are incorporated into any subcontract, covering any subject invention, regardless of the tier , pursuant to FAR clause 52.227-11(k)(3).

H.13.	PUBLICATION AND PUBLICITY

No information related to data obtained under this contract shall be released or publicized without the prior written consent of BARDA, unless expedited regulatory reporting requirements are involved. In this case, BARDA will be informed no later than the regulatory agency requiring the information.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents.

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For purposes of this contract “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information, including any manuscript or scientific meeting abstract. Any publication containing data generated under this contract must be submitted for BARDA review no less than thirty (30) Calendar days for manuscripts and fifteen (15) Calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201500018C

H.14.	REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in HHS funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The website to file a complaint on-line is: http://oig.hhs.gov/fraud/hotline/ and the mailing address is:

US Department of Health and Human Services

Office of Inspector General

ATTN: OIG HOTLINE OPERATIONS

P.O. Box 23489

Washington, D.C. 20026

H.15.	PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

H.16.	USE OF FUNDS FOR PROMOTIONAL ITEMS

The Contractor shall not use contract funds to purchase promotional items. Promotional items include, but are not limited to: clothing and commemorative items such as pens, mugs/cups, folders/folios, lanyards, and conference bags that are sometimes provided to visitors, employees, grantees, or conference attendees. This includes items or tokens given to individuals as these are considered personal gifts for which contract funds may not be expended.

H.17.	EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with

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or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

H.18.	SECURITY PLAN REQUIREMENTS

The Contractor is required to have an established security plan for the manufacturing, storage and distribution work performed under this contract that ensures against theft, tampering or destruction of pertinent documents and the specific equipment deliverables. The Contractor’s security plan shall demonstrate how the physical facilities will be protected using, for example, fencing, controlled access, surveillance equipment, tamper evident packaging, and armed guards.

The Security Plan shall also describe the procedures to be utilized to control the general internal operations of the firm and a description of the facility(ies) in which the work will be performed, including any subcontractors. The Security Plan shall also describe the Contractor’s process for conducting background investigations for all employees and subcontractors who will have access to the development, manufacturing and storage of the product.

This plan shall include the security measures to be used to protect the ventilators to be stored at the Contractor’s facility (e.g., alarm systems, backup electrical power generator systems, etc.), and the contingency plan (including any backup or redundant facilities) to accommodate any manufacturing and storage problems caused by natural or man-made disasters, power loss, refrigerant loss, equipment failures, etc. The contingency plan shall include a description of the timeline for restarting production.

H.19.	CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b) (October 2009)

a.	Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR sections 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

b.	The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

c.

The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States

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Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 14). In case of conflict between standards, the more stringent standard shall govern.

d.	If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis. usda.gov/animal_welfare).

(End of Clause)

H.20.	ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals (PHS Policy). The PHS Policy can be accessed at: http://grants1.nih.gov/grants/olaw/references/phspol.htm

H.21.	RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS

The Contractor shall not use contract funds to maintain or establish a computer network unless such network blocks the viewing, downloading, and exchanging of pornography.

H.22.	GUN CONTROL

The Contractor shall not use contract funds in whole or in part, to advocate or promote gun control.

H.23.	CERTIFICATION OF FILING AND PAYMENT OF TAXES

The contractor must be in compliance with Section 518 of the Consolidated Appropriations Act of FY 2014.

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H.24.	KEY PERSONNEL, HHSAR 352.242-70 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government. (End of Clause)

The following individuals are considered to be essential to the work being performed hereunder:

Individual	Organization	Role
[**]	Visterra	Clinical development

[**]	Visterra	Project management and financial reporting

[**]	Visterra	Nonclinical development

[**]	Visterra	Nonclinical development/clinical assay development

[**]	Visterra	Clinical operations

[**]	Visterra	Regulatory Affairs

[**]	Visterra	Biopharmaceutical consulting; CMC program manager*

[**]	[**]	Clinical development and regulatory consultant

[**]	[**]	PK/PD design and analysis

*	Note: Visterra intends to convert the CMC lead to a full-time employee. Initial discussions with the CMC lead regarding this matter have already occurred. Visterra will submit any key personnel revision to HHS Contracting Officer for review.

H.25.	HIGHLY PATHOGENIC AGENTS

The work being conducted under this contract may involve a Highly Pathogenic Agent (HPA). The NIAID defines an HPA as a pathogen that, under any circumstances, warrants a biocontainment safety level of BSL3 or higher according to either:

1.	The current edition of the CDC/NIH Biosafety in Microbiological and Biomedical Laboratories (BMBL) and can be accessed at http://www.cdc.gov/OD/ohs/biosfty/bmbl5/bmbl5toc.htm

2.	The Contractor’s Institutional Biosafety Committee (IBC) or equivalent body,

3.	The Contractor’s appropriate designated institutional biosafety official, or

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4.	Documentation of compliance with CDC and USDA Select Agent Programs, where appropriate, for example in the case of testing with highly pathogenic avian influenza viruses (e.g. H5N1 and H7N9).

If there is ambiguity in the BMBL guidelines and/or there is disagreement among the BMBL, an IBC or equivalent body, or institutional biosafety official, the highest recommended containment level must be used.

H.26.	CLINICAL RESEARCH

These Clinical Terms apply to all grants and contracts that involve clinical research.

The Government shall have unlimited rights to all protocols, data generated from the execution of these protocols, and final reports, funded by the Government under this contract, as defined in Rights in Data Clause in FAR 52.227-14 (Alternative II). The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form, to ensure the Government has the ability to review and distribute the deliverables, as the Government deems necessary within the context of this contract.

H.27.	SAFETY AND MONITORING ISSUES

Institutional Review Board (IRB) or Independent Ethics Committee (IEC) Approval

Before award and then with the annual progress report, the Contractor must submit to the Government a copy of the current IRB or IEC approved informed consent document, documentation of continuing review and approval and the Office of Human Research Protections (OHRP) FWA number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide the Government initial and annual documentation of continuing review and approval, including the current approved informed consent document and FWA number.

The grantee institution must ensure that the applications as well as all protocols are reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide the Government a summary explanation and copies of documents related to all major changes in the status of ongoing protocols, including the following:

1.	All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.

2.	All changes in informed consent documents, identified by version number, date, or both and dates it is valid.

3.	Termination or temporary suspension of patient accrual.

4.	Termination or temporary suspension of the protocol.

5.	Any change in IRB approval.

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6.	Any other problems or issues that could affect the participants in the studies.

Contractors must notify BARDA through the Contracting Officer’s Representative (COR) or Contracting Officer (CO) of any of the above changes by email within 72 hours for items 3 - 6 and 7 days for items 1 - 2, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an Institutional Bio-safety Committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

H.28.	DATA AND SAFETY MONITORING REQUIREMENTS

The Contractor may be required to conduct independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trials of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must have an assigned independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. The Contractor shall inform the Government of any upcoming site visits and/or audits of Contractor or Subcontractor facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of Contractor or Subcontractor facilities funded under this contract, as the Government deems necessary.

The type of monitoring to be used in a particular clinical trial shall be mutually agreed upon between the Contractor and the Government during the process of finalizing study protocol. Discussions with the responsible BARDA COR regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before clinical trial begins and may include, but not limited to the discussions about the appointment of one of the following:

1.	Independent Safety Medical Monitor (ISM) - a physician or other medically qualified expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

2.	Independent Data Monitoring Committee (IDMC) - a group of individuals with pertinent expertise that reviews on a regular basis accumulating data from an ongoing clinical trial. The IDMC advises the sponsor regarding the continuing safety of current participants and those yet to be recruited, as well as the continuing validity and scientific merit of the trial. The Contractor may be required to use relevant members from an established BARDA IDMC or to organize an independent IDMC. The Contractor will submit the composition of the IDMC to the Contracting Officer’s Representative for review. All phase III clinical trials must be reviewed by IDMC; other trials may require IDMC oversight as well. Please refer to FDA Guidance for Clinical Trials Sponsors “Establishment and Operation of Clinical Trial Data Monitoring Committees”. The Government retains the right to place a nonvoting member on the IDMC.

When a safety monitoring entity is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to the Government before

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enrollment starts.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the Government within 30 days of reviews or meetings.

H.29.	BARDA PROTOCOL REVIEW PROCESS BEFORE PATIENT ENROLLMENT BEGINS

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials. Therefore, before patient accrual or participant enrollment, the Contractor must provide the following (as applicable) for review and approval by the Government:

1.	Draft clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

2.	Documentation of IRB or IEC approval, including OHRP FWA number, IRB or IEC registration number, and IRB or IEC name.

3.	Draft informed consent template, identified by version number, date, or both and date it is valid.

4.	Plans for the management of side effects.

5.	Procedures for assessing and reporting adverse events.

6.	Plans for data and safety monitoring, and monitoring of the clinical study site, pharmacy, and laboratory.

7.	Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received Good Clinical Practice (GCP) training in the protection of human subjects.

BARDA comments will be forwarded to the Contractor within two weeks (10 business days) of receipt of the above information. The Contractor must address in writing all study design, safety, regulatory, ethical, and conflict of interest concerns raised by the BARDA COR to the satisfaction of the Government before patient accrual or participant enrollment can begin. After the Government receives the corrected documentation, a written Contract Officer Authorization (COA) Letter will be provided to the Contractor. This COA provides authorization to the Contractor to execute the specific clinical study funded in part or in whole by the Government.

H.30.	REQUIRED TIME SENSITIVE NOTIFICATION

Under the contract, the Contractor must submit to the Contracting Officer’s representative (COR) as follows:

1.	Expedited safety report of unexpected or life-threatening experience or death - A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven days after the IND sponsor’s receipt of the information, must be submitted within 24 hours of knowledge of the event by the Contractor.

2.	Expedited safety reports of serious, and unexpected adverse experiences - A copy of any report of unexpected and serious adverse experience associated with use of an IND drug

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or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than 15 days after the IND sponsor’s receipt of the information, must be submitted to the BARDA Contracting Officer’s Representative within 48 hours of knowledge of the event by the Contractor.

3.	IDE reports of unanticipated adverse device effect - A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the BARDA Contracting Officer’s Representative within 24 hours of the occurrence of the event.

4.	Expedited safety reports - should be sent to the BARDA COR concurrently with the report to FDA.

5.	Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to the BARDA annually.

In case of problems or issues, the BARDA COR will contact the Contractor within 10 working days by email, followed within 7 calendar days by an official letter to the Contractor. The Contractor shall forward the official letter to the principal investigator listing issues and appropriate actions to be discussed.

Safety reporting for research not performed under an IND or IDE

Ongoing safety reporting requirements for research not performed under an IND or IDE shall be mutually agreed upon by the BARDA Contracting Officer’s Representative and the Contractor.

H.31.	BARDA CLINICAL TRIAL DATABASE INFORMATION REPORTING

The contractor must be prepared to provide initial information on each clinical study conducted under this contract to BARDA. Study specific information is required at [**] and [**] will be required. Study specific information may include [**]. Clinical site information may include [**].

Updated information on enrollment will include [**]. Enrollment information will be provided on [**] as determined by BARDA prior to study start.

It is expected to have an [**]. Standard Data Submissions refers to the [**]. BARDA’s information management system is [**]. Submission of data to BARDA’s [**]. Data submission can be done [**]. Similarly, in most cases data will be able to be [**]. The [**]

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H.32.	cGMP MANUFACTURING

When manufacturing material for use in human clinical trials, all product shall be manufactured according to cGMP guidelines. Any manufacturing deviations that could result in loss of drug product for use in clinical trials shall be reported to the Contracting Officer via a deviation summary report.

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PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

FAR 52.252-2 Clauses Incorporated by Reference (Feb 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

1.1	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR Chapter 1) CLAUSES

Full text of the FAR clauses may be accessed electronically at:

https://www.acquisition.gov/far/index.html.

Reg	Clause	Date	Clause Title
FAR	52.202-1	Nov 2013	Definitions
FAR	52.203-3	Apr 1984	Gratuities
FAR	52.203-5	May 2014	Covenant Against Contingent Fees
FAR	52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government
FAR	52.203-7	May 2014	Anti-Kickback Procedures
FAR	52.203-8	May 2014	Cancellation, Rescission, and Recover of Funds for Illegal or Improper Activity
FAR	52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
FAR	52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions
FAR	52.203-13	Apr 2010	Contractor Code of Business Ethics and Conduct
FAR	52.203-14	Dec 2007	Display of Hotline Poster(s)
FAR	52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights
FAR	52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper
FAR	52.204-7	Jul 2013	System for Award Management
FAR	52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards
FAR	52.204-13	Jul 2013	System for Award Management Maintenance
FAR	52.204-19	Dec 2014	Incorporation by Reference or Representations and Certifications
FAR	52.209-6	Aug 2013	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment
FAR	52.209-10	Dec 2014	Prohibition on Contracting with Inverted Domestic Corporations

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Reg	Clause	Date	Clause Title
FAR	52.210-1	Apr 2011	Market Research
FAR	52.215-2	Oct 2010	Audit and Records - Negotiation
FAR	52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
FAR	52.215-10	Aug 2011	Price Reduction for Defective Cost or Pricing Data
FAR	52.215-11	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data - Modifications.
FAR	52.215-12	Oct 2010	Subcontractor Certified Cost or Pricing Data
FAR	52.215-13	Oct 2010	Subcontractor Certified Cost or Pricing Data - Modifications
FAR	52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
FAR	52.215-18	Jul 2005	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) other than Pensions
FAR	52.215-19	Oct 1997	Notification of Ownership Changes
FAR	52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -Modifications
FAR	52.215-23	Oct 2009	Limitations on Pass-Through Charges
FAR	52.216-7	Jun 2013	Allowable Cost and Payment
FAR	52.216-8	Jun 2011	Fixed Fee
FAR	52.219-28	July 2013	Post-Award Small Business Program Representation
FAR	52.222-1	Feb 1997	Notice to the Government of Labor Disputes
FAR	52.222-3	Jun2003	Convict Labor
FAR	52.222-21	Apr 2015	Prohibition of Segregated Facilities
FAR	52.222-26	Apr 2015	Equal Opportunity
FAR	52.222-29	Apr 2015	Notification of Visa Denial.
FAR	52.222-35	Jul 2014	Equal Opportunity for Veterans
FAR	52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
FAR	52.222-37	Jul 2014	Employment Reports on Veterans
FAR	52.222-38	Sept 2010	Compliance with Veterans’ Employment Reporting Requirements
FAR	52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act
FAR	52.222-41	May 2014	Service Contract Labor Standards
FAR	52.222-43	May 2014	Fair Labor Standards Act and Service Contract Labor Standards - Price Adjustment (Multiple Year and Option Contracts)
FAR	52.222-50	Mar 2015	Combating Trafficking in Persons
FAR	52.222-54	Aug 2013	Employment Eligibility Verification

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Reg	Clause	Date	Clause Title
FAR	52.223-6	May 2001	Drug-Free Workplace
FAR	52.223-18	Aug 2011	Encouraging Contractor Policy to Ban Text Messaging While Driving
FAR	52.224-1	April 1984	Privacy Act Notification
FAR	52.224-2	April 1984	Privacy Act
FAR	52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
FAR	52.225-25	Dec 2012	Prohibition on Contracting with Entities Engaging in Certain Activities or Transactions Relating to Iran - Representation and Certifications
FAR	52.226-1	Jun 2000	Utilization of Indian Organizations and Indian-Owned Economic Enterprises.
FAR	52.227-1	Dec 2007	Authorization and Consent, Alternate 1 (APR 1984)
FAR	52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
FAR	52.227-14	May 2014

Rights in Data - General, Alt. II

Completed portion as follows:

Limited Rights Notice (Dec 2007)

(a) These data are submitted with limited rights under Government Contract No. HHSO1002015000018C. These data may be reproduced and used by the G overnment with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

Use (except for purposes of manufacture) by support service contractors to support the Government’s performance of this contract.

This Notice shall be marked on any reproduction of these data, in whole or in part.

FAR	52.227-16	June 1987	Additional Data Requirements
FAR	52.228-7	Mar 1996	Insurance - Liability to Third Persons

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Reg	Clause	Date	Clause Title
FAR	52.229-3	Feb 2013	Federal, State and Local Taxes
FAR	52.232-1	Apr 1984	Payments
FAR	52.232-2	Apr 1984	Payments under Fixed-Price Research and Development Contracts
FAR	52.232-8	Feb 2002	Discounts for Prompt Payment
FAR	52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR	52.232-11	Apr 1984	Extras
FAR	52.232-17	May 2014	Interest
FAR	52.232-18	Apr 1984	Availability of Funds
FAR	52.232-20	Apr 1984	Limitation of Cost
FAR	52.232-23	May 2014	Assignment of Claims
FAR	52.232-25	Jul 2013	Prompt Payment
FAR	52.232-33	Jul 2013	Payment by Electronic Funds Transfer - System for Award Management
FAR	52.233-1	May 2014	Disputes
FAR	52.233-3	Aug 1996	Protest After Award, Alternate I
FAR	52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
FAR	52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR	52.242-3	May 2014	Penalties for Unallowable Costs
FAR	52.242-4	Jan 1997	Certification of Final Indirect Costs
FAR	52.242-13	Jul 1995	Bankruptcy
FAR	52.243-1	Aug 1987	Changes - Fixed-Price Alternate V (Apr 1984).
FAR	52.243-2	Aug 1987	Changes - Cost-Reimbursement Alternate V (Apr 1984).
FAR	52.243-6	Apr 1984	Change Order Accounting.
FAR	52.243-7	Apr 1984	Notification of Changes
FAR	52.244-2	Oct 2010	Subcontracts, Alternate 1 (Jun 2007)
FAR	52.244-5	Dec 1996	Competition in Subcontracting
FAR	52.244-6	Apr 2015	Subcontracts for Commercial Items
FAR	52.245-1	Apr 2012	Government Property
FAR	52.245-9	Apr 2012	Use and Charges
FAR	52.246-7	Apr 1996	Inspection of Research and Development - Fixed-Price

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Reg	Clause	Date	Clause Title
FAR	52.246-8	May 2001	Inspection of Research and Development - Cost-Reimbursement
FAR	52.246-25	Feb 1997	Limitation of Liability - Services
FAR	52.248-1	October 2010	Value Engineering
FAR	52.249-2	Apr 2012	Termination for the Convenience of the Government (Fixed-Price)
FAR	52.249-6	May 2004	Termination (Cost-Reimbursement)
FAR	52.249-8	Apr 1984	Default (Fixed-Price Supply and Service)
FAR	52.249-9	Apr 1984	Default (Fixed-Price Research and Development)
FAR	52.249-14	Apr 1984	Excusable Delays
FAR	52.253-1	Jan 1991	Computer Generated Forms

I.2.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION

(HHSAR) (48 CFR Chapter 3) CLAUSES

Full text of the HHSAR clauses can be found at http://www.hhs.gov/grants/contracts/ contract-policies-regulations/hhsar/tocindetail/index.html.

HHSAR	352.201-70	Sept 2010	Paperwork Reduction Act
HHSAR	352.202-1	Jan 2006	Definitions - with Alternate paragraph (h)
HHSAR	352.203-70	Mar 2012	Anti-Lobbying
HHSAR	352.216-70	Jan 2006	Additional Cost Principles
HHSAR	352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
HHSAR	352.223-70	Sept 2010	Safety and Health
HHSAR	352.224-70	Jan 2006	Privacy Act
HHSAR	352.227-70	Jan 2006	Publications and Publicity
HHSAR	352.228-7	Dec 1991	Insurance - Liability to Third Persons
HHSAR	352.231-71	Jan 2001	Pricing of Adjustments
HHSAR	352.233-71	Jan 2006	Litigation and Claims
HHSAR	352.242-73	Jan 2006	Withholding of Contract Payments
HHSAR	352.242-74	Apr 1984	Final Decisions on Audit Findings
HHSAR	352.270-4	Sept 2010	Protection of Human Subjects
HHSAR	352.270-6	Jan 2006	Restriction on use of Human Subjects

I.3.	ADDITIONAL CONTRACT CLAUSES

I.3.1.	Additional HHS Acquisition Regulation (HHSAR) Clauses - In Full Text

352.231-70 Salary rate limitation

(a)	The Contractor shall not use contract funds to pay the direct salary of an individual at a rate in excess of the Federal Executive Schedule Level II in effect on the date the funding was obligated. The Contractor shall not use contract funds to pay the direct salary of an individual at a rate in excess of the Federal Executive Schedule Level II in effect on the date the funding was obligated.

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(b)	For purposes of the salary rate limitation, the terms ‘‘direct salary,’’ ‘‘salary,’’ and ‘‘institutional base salary’’ have the same meaning and are collectively referred to as ‘‘direct salary’’ in this clause. An individual’s direct salary is the annual compensation that the Contractor pays for an individual’s direct effort (costs) under the contract. Direct salary excludes any income that an individual may be permitted to earn outside of duties to the Contractor. Direct salary also excludes fringe benefits, overhead, and general and administrative expenses (also referred to as indirect costs or facilities and administrative costs).

The salary rate limitation does not restrict the salary that an organization may pay an individual working under a Department of Health and Human Services contract or order; it merely limits the portion of that salary that may be paid with federal funds.

(c)	The salary rate limitation also applies to individuals under subcontracts.

(d)	If this is a multiple-year contract or order, it may be subject to unilateral modification by the Contracting Officer to ensure that an individual is not paid at a rate that exceeds the salary rate limitation provision established in the HHS appropriations act used to fund this contract.

(e)	See the salaries and wages pay tables on the U.S. Office of Personnel Management website for federal Executive Schedule salary levels.

(End of clause)

I.3.2.	Additional Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clauses - In Full Text

52.209-9 Updates of Publicly Available Information Regarding Responsibility Matters (Jul 2013)

(a)	The Contractor shall update the information in the Federal Awardee Performance and Integrity Information System (FAPIIS) on a semi-annual basis, throughout the life of the contract, by posting the required information in the Central Contractor Registration database via https://www.acquisition.gov.

(b)	As required by section 3010 of the Supplemental Appropriations Act, 2010 (Pub. L. 111- 212), all information posted in FAPIIS on or after April 15, 2011, except past performance reviews, will be publicly available. FAPIIS consists of two segments—

(1)	The non-public segment, into which Government officials and the Contractor post information, which can only be viewed by—

(i)	Government personnel and authorized users performing business on behalf of the Government; or

(ii)	The Contractor, when viewing data on itself; and

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(2)	The publicly-available segment, to which all data in the non-public segment of FAPIIS is automatically transferred after a waiting period of 14 calendar days, except for—

(i)	Past performance reviews required by subpart 42.15;

(ii)	Information that was entered prior to April 15, 2011; or (iii) Information that is withdrawn during the 14-calendar-day waiting period by the Government official who posted it in accordance with paragraph (c)(1) of this clause.

(c)	The Contractor will receive notification when the Government posts new information to the Contractor’s record.

(1)	If the Contractor asserts in writing within 7 calendar days, to the Government official who posted the information, that some of the information posted to the non-public segment of FAPIIS is covered by a disclosure exemption under the Freedom of Information Act, the Government official who posted the information must within 7 calendar days remove the posting from FAPIIS and resolve the issue in accordance with agency Freedom of Information procedures, prior to reposting the releasable information. The Contractor must cite 52.209-9 and request removal within 7 calendar days of the posting to FAPIIS.

(2)	The Contractor will also have an opportunity to post comments regarding information that has been posted by the Government. The comments will be retained as long as the associated information is retained, i.e., for a total period of 6 years. Contractor comments will remain a part of the record unless the Contractor revises them.

(3)	As required by section 3010 of Pub. L. 111-212, all information posted in FAPIIS on or after April 15, 2011, except past performance reviews, will be publicly available.

(d)	Public requests for system information posted prior to April 15, 2011, will be handled under Freedom of Information Act procedures, including, where appropriate, procedures promulgated under E.O. 12600.

(End of clause)

52.217-9,        Option to Extend the Term of the Contract (Mar 2000)

(a)	The Government may extend the term of this contract by written notice to the Contractor within 10 working days provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)	If the Government exercises this option, the extended contract shall be considered to include this option clause.

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(c)	The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months/5 years.

(End of Clause)

52.222-2, Payment for Overtime Premiums (JUL 1990)

(a)	The use of overtime is authorized under this contract if the overtime premium does not exceed $0 or the overtime premium is paid for work -

(1)	Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2)	By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3)	To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4)	That will result in lower overall costs to the Government.

(b)	Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall -

(1)	Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2)	Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3)	Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4)	Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel. (End of clause)

52.227-11 Patent Rights-Ownership by the Contractor (May 2014)

(a)	As used in this clause-

“Invention” means any invention or discovery that is or may be patentable or otherwise protectable under title 35 of the U.S. Code, or any variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.)

“Made” means—

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(1)	When used in relation to any invention other than a plant variety, the conception or first actual reduction to practice of the invention; or

(2)	When used in relation to a plant variety, that the Contractor has at least tentatively determined that the variety has been reproduced with recognized characteristics.

“Nonprofit organization” means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)), or any nonprofit scientific or educational organization qualified under a State nonprofit organization statute.

“Practical application” means to manufacture, in the case of a composition of product; to practice, in the case of a process or method; or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

“Subject invention” means any invention of the Contractor made in the performance of work under this contract.

(b)	Contractor’s rights:

(1)	Ownership. The Contractor may retain ownership of each subject invention throughout the world in accordance with the provisions of this clause.

(2)	License:

(i)	The Contractor shall retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, unless the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor’s license extends to any domestic subsidiaries and affiliates within the corporate structure of which the Contractor is a part, and includes the right to grant sublicenses to the extent the Contractor was legally obligated to do so at contract award. The license is transferable only with the written approval of the agency, except when transferred to the successor of that part of the Contractor’s business to which the invention pertains.

(ii)	The Contractor’s license may be revoked or modified by the agency to the extent necessary to achieve expeditious practical application of the subject invention in a particular country in accordance with the procedures in FAR 27.302(i)(2) and 27.304-1(f).

(c)	Contractor’s obligations:

(1)

The Contractor shall disclose in writing each subject invention to the Contracting Officer within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure shall identify the inventor(s) and this contract under which the subject invention was made. It shall be sufficiently complete in technical detail to convey a clear understanding of the subject invention. The disclosure shall also identify any publication, on sale (i.e., sale or offer for sale),

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or public use of the subject invention, or whether a manuscript describing the subject invention has been submitted for publication and, if so, whether it has been accepted for publication. In addition, after disclosure to the agency, the Contractor shall promptly notify the Contracting Officer of the acceptance of any manuscript describing the subject invention for publication and any on sale or public use.

(2)	The Contractor shall elect in writing whether or not to retain ownership of any subject invention by notifying the Contracting Officer within 2 years of disclosure to the agency. However, in any case where publication, on sale, or public use has initiated the 1-year statutory period during which valid patent protection can be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3)	The Contractor shall file either a provisional or a nonprovisional patent application or a Plant Variety Protection Application on an elected subject invention within 1 year after election. However, in any case where a publication, on sale, or public use has initiated the 1-year statutory period during which valid patent protection can be obtained in the United States, the Contractor shall file the application prior to the end of that statutory period. If the Contractor files a provisional application, it shall file a nonprovisional application within 10 months of the filing of the provisional application. The Contractor shall file patent applications in additional countries or international patent offices within either 10 months of the first filed patent application (whether provisional or nonprovisional) or 6 months from the date permission is granted by the Commissioner of Patents to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

(4)	The Contractor may request extensions of time for disclosure, election, or filing under paragraphs (c)(1), (c)(2), and (c)(3) of this clause.

(d)	Government’s rights—

(1)	Ownership. The Contractor shall assign to the agency, on written request, title to any subject invention:

(i)	If the Contractor fails to disclose or elect ownership to the subject invention within the times specified in paragraph (c) of this clause, or elects not to retain ownership; provided, that the agency may request title only within 60 days after learning of the Contractor’s failure to disclose or elect within the specified times.

(ii)	In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the agency, the Contractor shall continue to retain ownership in that country.

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(iii)	In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(2)	License. If the Contractor retains ownership of any subject invention, the Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice, or have practiced for or on its behalf, the subject invention throughout the world.

(e)	Contractor action to protect the Government’s interest. (1) The Contractor shall execute or have executed and promptly deliver to the agency all instruments necessary to-

(i)	Establish or confirm the rights the Government has throughout the world in those subject inventions in which the Contractor elects to retain ownership; and

(ii)	Assign title to the agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection and plant variety protection for that subject invention in any country.

(2)	The Contractor shall require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in the Contractor’s format, each subject invention in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government’s rights in the subject inventions. The disclosure format shall require, as a minimum, the information required by paragraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, as to the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

(3)	The Contractor shall notify the Contracting Officer of any decisions not to file a nonprovisional patent application, continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response or filing period required by the relevant patent office.

(4)	The Contractor shall include, within the specification of any United States nonprovisional patent or plant variety protection application and any patent or plant variety protection certificate issuing thereon covering a subject invention, the following statement, “This invention was made with Government support under (identify the contract) awarded by (identify the agency). The Government has certain rights in the invention.”

(f)

Reporting on utilization of subject inventions. The Contractor shall submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining utilization of the subject invention that are being made by the Contractor or its licensees or assignees. The reports shall include information regarding the

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status of development, date of first commercial sale or use, gross royalties received by the Contractor, and other data and information as the agency may reasonably specify. The Contractor also shall provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (h) of this clause. The Contractor also shall mark any utilization report as confidential/proprietary to help prevent inadvertent release outside the Government. As required by 35 U.S.C. 202(c)(5), the agency will not disclose that information to persons outside the Government without the Contractor’s permission.

(g)	Preference for United States industry. Notwithstanding any other provision of this clause, neither the Contractor nor any assignee shall grant to any person the exclusive right to use or sell any subject invention in the United States unless the person agrees that any products embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for an agreement may be waived by the agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States, or that under the circumstances domestic manufacture is not commercially feasible.

(h)	March-in rights. The Contractor acknowledges that, with respect to any subject invention in which it has retained ownership, the agency has the right to require licensing pursuant to 35 U.S.C. 203 and 210(c), and in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency in effect on the date of contract award.

(i)	Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it shall—

(1)	Not assign rights to a subject invention in the United States without the written approval of the agency, except where an assignment is made to an organization that has as one of its primary functions the management of inventions, provided, that the assignee shall be subject to the same provisions as the Contractor;

(2)	Share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (but through their agency if the agency deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

(3)	Use the balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions for the support of scientific research or education; and

(4)

Make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business concerns, and give a preference to a small business concern when licensing a subject invention if the

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Contractor determines that the small business concern has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business concerns; provided, that the Contractor is also satisfied that the small business concern has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the Contractor.

(5)	Allow the Secretary of Commerce to review the Contractor’s licensing program and decisions regarding small business applicants, and negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary’s review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of paragraph (i)(4) of this clause.

(j)	Communications shall be addressed to the Contracting Officer.

(k)	Subcontracts:

(1)	The Contractor shall include the substance of this clause, including this paragraph (k), in all subcontracts for experimental, developmental, or research work to be performed by a small business concern or nonprofit organization.

(2)	The Contractor shall include in all other subcontracts for experimental, developmental, or research work the substance of the patent rights clause required by FAR Subpart 27.3.

(3)	At all tiers, the patent rights clause must be modified to identify the parties as follows: references to the Government are not changed, and the subcontractor has all rights and obligations of the Contractor in the clause. The Contractor shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor’s subject inventions.

(4)	In subcontracts, at any tier, the agency, the subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph (h) of this clause.

PART III - ATTACHMENTS

SECTION J - LIST ATTACHMENTS

The following documents are attached and incorporated in this contract:

Attachment 1: Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts, 6 pages.

Attachment 2: Sample Invoice Form

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Attachment 3: Disclosure of Lobbying Activities, SF-LLL, dated 7/1997, 2 pages. Located at: http://www.whitehouse.gov/sites/default/files/omb/grants/sflllin.pdf.

Attachment 4: Report of Government Owned, Contractor Held Property, dated 10/2014, 1 page.

Located at: http://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/ Govt-Owned-Prop.pdf

Attachment 5: Safety and Health, HHSAR Clause 352.223-70, dated 1/2006

Attachment 6: Use Link; then input form # (i.e., dd2734- _)

Contract Performance Reports (EVM): http://www.dtic.mil/whs/directives/forms/index.htm

Format 1: Work Breakdown Structure; Form dd2734-1

Format 2: Organizational Categories, Form dd2734-2

Format 3: Baseline, Form dd2734-3

Format 4: Staffing, Form dd2734-4

Format 5: Explanations and Problem Analyses, Form dd2734-5

Attachment 7: Financial Report of Individual Project/Contract

Attachment 8: Instructions for Completing Financial Report of Individual Project/Contract

Attachment 9: Milestone Table - Major Deliverables

ATTACHMENT 1

INVOICE/FINANCING REQUEST INSTRUCTIONS - FOR COST-REIMBURSEMENT

TYPE CONTRACTS

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by pre-contract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All BARDA contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, including those set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

Attachment 1	69

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable) or the portion of the fixed-fee applicable to a particular invoice as defined in the contract.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three- way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

Attachment 1	70

(m)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract. List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), breakdown by task performed by personnel, and amount claimed.

(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)	Accountable Personal Property: Include any property having a unit acquisition cost of $5,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property)(e.g. personal computers). Note this is not permitted for reimbursement without pre-authorization from the CO.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. Include reference to the following (as applicable):

Item number for the specific piece of equipment listed in the Property Schedule, and

COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include all consumable material and supplies regardless of amount. Detailed line-item breakdown (e.g. receipts, quotes, etc.) is required.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed. Provide subcontract invoices/receipts as backup documentation. If subcontract is of the cost-reimbursement

Attachment 1	71

variety, detailed breakdown will be required. Regardless, include backup documentation (e.g. subcontractor invoices, quotes, etc.).

(9)	Other: Include all other direct costs not fitting into an aforementioned category. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed, if applicable.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

**	Note the Contracting Officer may require the Contractor to submit detailed support for costs claimed on payment requests. Every cost must be determined to be allocable, reasonable, and allowable per FAR Part 31.

ATTACHMENT 2 – SAMPLE INVOICE

Company Name
Designated Billing Office Name and Address: DHHS/OS/ASPR/AMCG Attn: Contracting Officer 200 C St., S.W.	Invoice/Finance Number:
Washington, D.C. 20201	Date Invoice Prepared:

Contractor’s Address and Contact Information:	Contract No. Effective Date:
Total Estimated Cost of Order: Office of Acquisitions: Contracting Officer (insert name here) Office of Acquisitions Management, Contracts, and Grants (AMCG)
POC: Name of accountant or COO or signatory authority for invoice Title: Phone: E-Mail: TIN: DUNS #:	Central Point of Distribution:

This invoice represents reimbursable costs for the period from

		Amount Billed
Expenditure Category		Current	Cumulative	Contract Value
Direct Costs:
Direct Labor
Fringe Benefits	0.00%
Total Labor Costs:

Overhead	0.00%

Travel
Subcontracts
Consultant Fees
Materials and Supplies
Other
Total Direct Costs

G&A Rate	0.00%

Subtotal:

Fixed Fee	0.0%

Total Amount Claimed

Adjustments

Grand Total		$—

I certify that all payments requested are for appropriate purposes and in accordance with the contract.

Name/signature of signatory authority for invoicing

Attachment 3: DISCLOSURE OF LOBBYING ACTIVITIES Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352 (See reverse for public burden disclosure.)	Approved by OMB 0348-0046

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:

☐ a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	☐ a. bid/offer/application b. initial award c. post-award	☐ a.initial filing b.material change For Material Change Only: year quarter date of last report
4. Name and Address of Reporting Entity:	5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime:
☐ Prime ☐ Subawardee Tier , if known: Congressional District, if known : 4c	Congressional District, if known :

6. Federal Department/Agency:	7. Federal Program Name/Description: CFDA Number, if applicable:

8. Federal Action Number, if known :	9. Award Amount, if known: $

10. a. Name and Address of Lobbying Registrant (if individual, last name, first name, MI):	b. Individuals Performing Services (including address if different from No. 10a ) (last name, first name, MI):

11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.	Signature:
Print Name
Title:
	Telephone No.:	Date:

Federal Use Only:		Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

PRINT

ATTACHMENT 3

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employeeof any agency, a Member of Congress, an officer or employee ofCongress, or an employeeof a Member of Congress in connection with a covered Federalaction. Completeall items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

Identify the status of the covered Federal action.

Identify the appropriateclassification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriateclassification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

Enter the name of the Federal agency making the award or loan commitment. Include at least one organizationallevel below agency name, if known. For example, Department of Transportation, United States Coast Guard.

Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

(a)	Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b)	Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI).

The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Attachment 3	2

ATTACHMENT 4

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY
CONTRACTOR:					CONTRACT NUMBER:
ADDRESS:					REPORT DATE:
ADDRESS1:
ADDRESS2:					FISCAL YEAR:
CITY:
STATE:
ZIP:
CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND >=$25K
LAND <$25K
OTHER REAL >=$25K
OTHER REAL <$25K
PROPERTY UNDER CONST >=$25K
PROPERTY UNDER CONST <$25K
PLANT EQUIP >=$25K
PLANT EQUIP <$25K
SPECIAL TOOLING >=$25K
SPECIAL TOOLING <$25K
SPECIAL TEST EQUIP >=$25K
SPECIAL TEST EQUIP <$25K
AGENCY PECULIAR >=$25K
AGENCY PECULIAR <$25K
MATERIAL >=$25K (CUMULATIVE)
PROPERTY UNDER MFR >=$25K
PROPERTY UNDER MFR <$25K
SIGNED BY:
SIGNATURE			DATE SIGNED:
NAME PRINTED			Email
TITLE			TELEPHONE

Report of Government Owned, Contractor Held Property (Rev 10/2014)

ATTACHMENT 5

Safety and Health (January 2006)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all federal, State, and local laws and regulations applicable to the work being performed under this contract. These laws are implemented or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration (OSHA) and other regulatory/enforcement agencies at the federal, State, and local levels.

(1) In addition, the Contractor shall comply with the following regulations when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:

(i) 29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by OSHA and included in 29 CFR Part 1910. These regulations are available at http://www.osha.gov/.

(ii) Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.). The Contractor may obtain copies from the U.S. Nuclear Regulatory Commission, Washington, DC 20555-0001.

(2) The following Government guidelines are recommended for developing and implementing health and safety operating procedures and practices for both personnel and facilities:

(i) Biosafety in Microbiological and Biomedical Laboratories, CDC. This publication is available at http://www.cdc.gov/biosafety/publications/index.htm.

(ii) Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0-309-05229- 7). This publication is available at http://www.nap.edu/catalog/4911 .html.

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the Contracting Officer’s Technical Representative or other appropriate officials, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, the Contracting Officer will make an equitable adjustment in accordance with the applicable “Changes” clause set forth in this contract.

1

ATTACHMENT 5

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply with the federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations. The Contractor is responsible for the compliance of its subcontractors with the provisions of this clause.

(End of clause)

2

ATTACHMENT 6

CLASSIFICATION (When filled in)

CONTRACT PERFORMANCE REPORT FORMAT 1 - WORK BREAKDOWN STRUCTURE											DOLLARS IN				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 3.1 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ORGANIZATION. SUBMIT COMPLETED FORMS IN ACCORDANCE WITH CONTRACTUAL REQUIREMENTS.

1. CONTRACTOR				2. CONTRACT					3. PROGRAM					4. REPORT PERIOD
a. NAME				a. NAME					a. NAME					a. FROM (YYYYMMDD)
b. LOCATION (Address and ZIP Code)				b. NUMBER					b. PHASE
b. TO (YYYYMMDD)
				c. TYPE			d. SHARE RATIO		c. EVMS ACCEPTANCE
									NO		YES (YYYYMMDD)
5. CONTRACT DATA
a. QUANTITY	b. NEGOTIATED COST	c. EST. COST AUTHORIZED UNPRICED WORK			d. TARGET PROFIT/ FEE		e. TARGET PRICE		f. ESTIMATED PRICE		g. CONTRACT CEILING		h. EST. CONTRACT CEILING		i. DATE OF OTB/OTS (YYYYMMDD)
6. ESTIMATED COST AT COMPLETION							7. AUTHORIZED CONTRACTOR REPRESENTATIVE
	MANAGEMENT ESTIMATE AT COMPLETION (1)		CONTRACT BUDGET BASE (2)		VARIANCE (3)		a. NAME (Last, First, Middle Initial)					b. TITLE
a. BEST CASE							c. SIGNATURE							d. DATE SIGNED (YYYYMMDD)
b. WORST CASE
c. MOST LIKELY
8. PERFORMANCE DATA
ITEM (1)	CURRENT PERIOD					CUMULATIVE TO DATE					REPROGRAMMING ADJUSTMENTS			AT COMPLETION
	BUDGETED COST		ACTUAL	VARIANCE		BUDGETED COST		ACTUAL	VARIANCE
	WORK SCHEDULED (2)	WORK PERFORMED (3)	COST WORK PERFORMED (4)	SCHEDULE (5)	COST (6)	WORK SCHEDULED (7)	WORK PERFORMED (8)	COST WORK PERFORMED (9)	SCHEDULE (10)	COST (11)	COST VARIANCE (12a)	SCHEDULE VARIANCE (12b)	BUDGET (13)	BUDGETED (14)	ESTIMATED (15)	VARIANCE (16)
a. WORK BREAKDOWN STRUCTURE ELEMENT
b. COST OF MONEY
c. GENERAL & ADMINISTRATIVE
d. UNDISTRIBUTED BUDGET
e. SUBTOTAL (Performance Measurement Baseline)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
f. MANAGEMENT RESERVE
g. TOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
9. RECONCILIATION TO CONTRACT BUDGET BASE
a. VARIANCE ADJUSTMENT
b. TOTAL CONTRACT VARIANCE									0.00	0.00

DD FORM 2734/1, APR 2005	PREVIOUS EDITION IS OBSOLETE.	LOCAL REPRODUCTION AUTHORIZED.

CLASSIFICATION (When filled in)

ATTACHMENT 6

CLASSIFICATION

(When filled in)

CONTRACT PERFORMANCE REPORT FORMAT 2 - ORGANIZATIONAL CATEGORIES											DOLLARS IN				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average .6 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ORGANIZATION. SUBMIT COMPLETED FORMS IN ACCORDANCE WITH CONTRACTUAL REQUIREMENTS.
1. CONTRACTOR				2. CONTRACT					3. PROGRAM					4. REPORT PERIOD
a. NAME				a. NAME					a. NAME					a. FROM (YYYYMMDD)
b. LOCATION (Address and ZIP Code)				b. NUMBER					b. PHASE
b. TO (YYYYMMDD)
				c. TYPE			d. SHARE RATIO		c. EVMS ACCEPTANCE
									NO		YES (YYYYMMDD)
5. PERFORMANCE DATA
ITEM (1)	CURRENT PERIOD					CUMULATIVE TO DATE					REPROGRAMMING ADJUSTMENTS			AT COMPLETION
	BUDGETED COST		ACTUAL	VARIANCE		BUDGETED COST		ACTUAL	VARIANCE
	WORK SCHEDULED (2)	WORK PERFORMED (3)	COST WORK PERFORMED (4)	SCHEDULE (5)	COST (6)	WORK SCHEDULED (7)	WORK PERFORMED (8)	COST WORK PERFORMED (9)	SCHEDULE (10)	COST (11)	COST VARIANCE (12a)	SCHEDULE VARIANCE (12b)	BUDGET (13)	BUDGETED (14)	ESTIMATED (15)	VARIANCE (16)
a. ORGANIZATIONAL CATEGORY				0.00
b. COST OF MONEY
c. GENERAL & ADMINISTRATIVE
d. UNDISTRIBUTED BUDGET
e. SUBTOTAL (Performance Measurement Baseline)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
f. MANAGEMENT RESERVE
g. TOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

DD FORM 2734/2, APR 2005	..

CLASSIFICATION (When filled in)

ATTACHMENT 6

CLASSIFICATION (When filled in)

CONTRACT PERFORMANCE REPORT FORMAT 3 - BASELINE					DOLLARS IN	Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 6.3 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ORGANIZATION. SUBMIT COMPLETED FORMS IN ACCORDANCE WITH CONTRACTUAL REQUIREMENTS.
1. CONTRACTOR		2. CONTRACT		3. PROGRAM		4. REPORT PERIOD
a. NAME		a. NAME		a. NAME		a. FROM (YYYYMMDD)
b. LOCATION (Address and ZIP Code)		b. NUMBER		b. PHASE
b. TO (YYYYMMDD)
		c. TYPE	d. SHARE RATIO	c. EVMS ACCEPTANCE
				NO	YES (YYYYMMDD)
5. CONTRACT DATA
a. ORIGINAL NEGOTIATED COST	b. NEGOTIATED CONTRACT CHANGES	c. CURRENT NEGOTIATED COST (a. + b.) 0.00	d. ESTIMATED COST OF AUTHORIZED UNPRICED WORK	e. CONTRACT BUDGET BASE (c. + d.) 0.00	f. TOTAL ALLOCATED BUDGET	g. DIFFERENCE (e. - f.) 0.00
h. CONTRACT START DATE (YYYYMMDD)	i. CONTRACT DEFINITIZATION DATE (YYYYMMDD)		j. PLANNED COMPLETION DATE (YYYYMMDD)	k. CONTRACT COMPLETION DATE (YYYYMMDD)		l. ESTIMATED COMPLETION DATE (YYYYMMDD)
6. PERFORMANCE DATA

ITEM (1)	BCWS CUMULA- TIVE TO DATE	BCWS FOR REPORT PERIOD	BUDGETED COST FOR WORK SCHEDULED (BCWS) (Non-Cumulative)											UNDIS- TRIBUTED BUDGET	TOTAL BUDGET
			SIX MONTH FORECAST (Enter names of months)						ENTER SPECIFIED PERIODS
	(2)	(3)	+1 (4)	+2 (5)	+3 (6)	+4 (7)	+5 (8)	+6 (9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)
a. PERFORMANCE MEASUREMENT BASELINE (Beginning of Period)															0.00
b. BASELINE CHANGES AUTHORIZED DURING REPORT PERIOD
c. PERFORMANCE MEASUREMENT BASELINE (End of Period)															0.00
7. MANAGEMENT RESERVE
8. TOTAL															0.00

DD FORM 2734/3, APR 2005	PREVIOUS EDITION IS OBSOLETE. LOCAL REPRODUCTION AUTHORIZED.

CLASSIFICATION (When filled in)

ATTACHMENT 6

CLASSIFICATION (When filled in)

CONTRACT PERFORMANCE REPORT FORMAT 4 - STAFFING				DOLLARS IN
The public reporting burden for this collection of information is estimated to average 5.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ORGANIZATION. SUBMIT COMPLETED FORMS IN ACCORDANCE WITH CONTRACTUAL REQUIREMENTS.
1. CONTRACTOR	2. CONTRACT		3. PROGRAM		4. REPORT PERIOD
a. NAME	a. NAME		a. NAME		a. FROM (YYYYMMDD)
b. LOCATION (Address and ZIP Code)	b. NUMBER		b. PHASE
b. TO (YYYYMMDD)
	c. TYPE	d. SHARE RATIO	c. EVMS ACCEPTANCE
			NO	YES (YYYYMMDD)
5. PERFORMANCE DATA (All figures in whole numbers)

	ACTUAL CURRENT PERIOD	ACTUAL END OF CURRENT PERIOD ((Cumulative)	FORECAST (Non-Cumulative)											AT COMPLETION
ORGANIZATIONAL CATEGORY			SIX MONTH FORECAST BY MONTH (Enter names of months)						ENTER SPECIFIED PERIODS
(1)	(2)	(3)	+1 (4)	+2 (5)	+3 (6)	+4 (7)	+5 (8)	+6 (9)	(10)	(11)	(12)	(13)	(14)	(15)

6. TOTAL DIRECT	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DD FORM 2734/4, APR 2005	PREVIOUS EDITION IS OBSOLETE. LOCAL REPRODUCTION AUTHORIZED.

CLASSIFICATION (When filled in)

ATTACHMENT 6

CLASSIFICATION (When filled in)

CONTRACT PERFORMANCE REPORT FORMAT 5 – EXPLANATIONS AND PROBLEM ANALYSES				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 36.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ORGANIZATION. SUBMIT COMPLETED FORMS IN ACCORDANCE WITH CONTRACTUAL REQUIREMENTS.
1. CONTRACTOR	2. CONTRACT		3. PROGRAM	4. REPORT PERIOD
a. NAME	a. NAME		a. NAME	a. FROM (YYYYMMDD)
b. LOCATION (Address and ZIP Code)	b. NUMBER		b. PHASE
	c. TYPE	d. SHARE RATIO	c. EVMS ACCEPTANCE	b. TO (YYYYMMDD)
☐ NO ☐ YES (YYYY/MM/DD)
5. EVALUATION

    Discussion should include but is not limited to:

    Summary Analysis:

            Summary of Overall Contract Variances

            Differences between EAC’s (Blocks 6.a., 6.b., 6.c., or Block 8.15)

            Changes in Undistributed Budget

            Changes in Management Reserve

            Significant timephasing shifts in Baseline (BCWS) (Format 3)

            Significant timephasing shifts or overall changes in Forecasted Staffing (Format 4)

            Discussion of Over Target Baseline and/or Over Target Schedule incorporation

    Analysis of Significant Variances (identify and describe each):

            Type and Magnitude of Variance

            Explanation of Significant Reasons

            Effect on Immediate Task

            Effect on Total Contract

            Correction Actions Taken or Planned

DD FORM 2734/5, APR 2005	PREVIOUS EDITION IS OBSOLETE. LOCAL REPRODUCTION AUTHORIZED.

CLASSIFICATION (When filled in)

ATTACHMENT 7

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT				Project Task:		Contract No.:		Date of Report:	0990-0134 0990-0131
Note: Complete this Form in Accordance with Accompanying Instructions.				Reporting Period:		Contractor Name and Address:
Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost-Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I - H)
	Negotiated	Actual
A	B	C	D	E	F	G	H	I	J

1

ATTACHMENT 8

INSTRUCTIONS FOR COMPLETING

“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

GENERAL INFORMATION

Purpose. This Quarterly Financial Report is designed to: (1) provide a management tool for use by be BARDA in monitoring the application of financial and personnel resources to the BARDA contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for one of the copies to be sent directly to the Contracting Officer’s Technical Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1)	Key Personnel. Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

Personnel—Other. List as one amount unless otherwise required by the contract.

1

Attachment 8

Fringe Benefits. Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

Accountable Personal Property. Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted. See “Contractor’s Guide for Control of Government Property.”

Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

Travel. Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.

Subcontracts. List each subcontract by name and amount billed.

Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

Fee. Cite the fee earned, if any.

Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

2

Attachment 8

Column A—Expenditure Category. Enter the expenditure categories required by the contract.

Column B—Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C—Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D—Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E—Incurred Cost-Current Period. Enter the costs which were incurred during the current period.

Column F—Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Column G—Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column H—Estimated Costs at Completion. Complete only if an entry is made in Column G.

Column I—Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J—Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications. List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I. Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

3

ATTACHMENT 9 - Milestone Table - Major Deliverables

Area	WBS	Short Description	Milestone	Estimated Completion Timeframe (Calendar days)
PM	1.1.1.1	[**]	Development Plan	42 days after contract award
	1.1.1.2	[**]	Development Plan	42 days after contract award
	1.1.1.3	[**]	Development Plan	42 days after contract award
	1.1.1.4	[**]	Security Plan	42 days after contract award
	1.1.1.5	[**]	Management Plan	42 days after contract award
	1.1.3.1	[**]	Management Plan	42 days after contract award
	1.1.4.1	[**]	EVM Performance Measurement Baseline	120 days after contract award

PreClin	1.2.2.1	[**]	[**]	[**]
	1.2.2.2	[**]	[**]	[**]
	1.2.2.3	[**]	[**]	[**]
	1.2.2.4	[**]	[**]	[**]
	1.2.2.5	[**]	[**]	[**]
	1.2.2.6	[**]	[**]	[**]
	1.2.2.7	[**]	[**]	[**]
	1.2.2.8	[**]	[**]	[**]
	1.2.2.9	[**]	[**]	[**]
	1.3.3.1	[**]	[**]	[**]

Clinical	1.4.2.1	[**]	[**]	[**]
	1.4.2.2	[**]	[**]	[**]
	1.4.3.1	[**]	[**]	[**]
	1.4.4.1	[**]	[**]	[**]
	1.4.5.1	[**]	[**]	[**]

1

Area	WBS	Short Description	Milestone	Estimated Completion Timeframe (Calendar days)
	1.4.5.2	[**]	[**]	[**]

Reg	1.5.1.4	[**]	[**]	[**]
	1.5.1.5	[**]	[**]	[**]
	1.5.1.6	[**]	[**]	[**]
	1.5.1.8	[**]	[**]	[**]

CMC	1.6.1	[**]	[**]	[**]
	1.6.2.1	[**]	[**]	[**]
	1.6.2.2	[**]	[**]	[**]
	1.6.2.3	[**]	[**]	[**]
	1.6.3.1	[**]	[**]	[**]
	1.6.3.2	[**]	[**]	[**]
	1.6.4	[**]	[**]	[**]
	1.6.5.1	[**]	[**]	[**]
	1.6.5.2	[**]	[**]	[**]
	1.6.5.3	[**]	[**]	[**]
	1.6.5.4	[**]	[**]	[**]

2